UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21823

Pioneer Series Trust V
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  August 31, 2020

Date of reporting period:  September 1, 2019 through August 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Corporate
High Yield Fund

(Formerly Pioneer Dynamic Credit Fund. See "Note to Shareholders"
on Page 4 for more information)

Annual Report | August 31, 2020

A: RCRAX	C: RCRCX	Y: RCRYX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 1

President’s Letter

Dear Shareholders,
The new decade has arrived delivering a half-year (and more) that will go down in the history books. The beginning of 2020 seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The long-term impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile, delivering significantly negative performance in the first quarter, and then staging a strong rally for most of the second quarter. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions –can help mitigate the potential risks during periods of market volatility. As the first several months of 2020 have reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
2 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
August 31, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 3

Portfolio Management Discussion | 8/31/20*
In the following interview, Matthew Shulkin discusses the factors that influenced the performance of Pioneer Corporate High Yield Fund during the 12-month period ended August 31, 2020. Mr. Shulkin, a vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), and Andrew Feltus, Co-Director of High Yield and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund, along with Kenneth Monaghan, Co-Director of High Yield and a portfolio manager at Amundi Pioneer.
Q    How did the Fund perform during the 12-month period ended August 31, 2020?
A    Pioneer Corporate High Yield Fund’s Class A shares returned 2.25% at net asset value during the 12-month period ended August 31, 2020, while the Fund’s benchmark, the ICE Bank of America U.S. High Yield Index (the ICE BofA Index), returned 3.71%. During the same period, the average return of the 683 mutual funds in Morningstar’s High Yield Bond Funds category was 2.60%.
Q    Could you please describe the market environment for high-yield corporate bonds during the 12-month period ended August 31, 2020?
A    Entering the period in September 2019, in the midst of sluggish global economic indicators, investors were heartened as the impact of the U.S.-China trade war appeared to be less severe in the more domestically oriented U.S. economy than in either China or Europe. In order to ensure that the improving sentiment continued, the U.S. Federal Reserve (Fed) reduced the target range of the federal funds rate by 0.25% at both its September and October 2019 meetings. The high-yield market reacted well to the rate cuts, with credit spreads tightening into the end of the calendar year as investors allocated their money to the asset class. The markets also received a boost in December as the U.S. and China announced a “phase one” trade deal and long-time uncertainty about the Brexit situation in the U.K. finally eased with the country’s general election results. (Credit spreads are commonly defined as the differences in yields between Treasuries and other types of fixed-income securities with similar maturities.)
*     Note to Shareholders: Effective September 25, 2020, after the end of the annual reporting period covered by this report, Pioneer Corporate High Yield Fund (the "predecessor fund") reorganized with Pioneer Dynamic Credit Fund. As a result of the reorganization, Pioneer Dynamic Credit Fund was renamed Pioneer Corporate High Yield Fund. From September 25, 2020, and going forward, the investment strategies, performance and financial history, inception date, fiscal year end, and portfolio management team of the newly combined Fund are that of the predecessor fund.
4 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

After a benign opening to 2020, financial markets experienced historic disruptions beginning mid-February, as the emergence of the COVID-19 virus and the mitigation efforts implemented by governments at various levels to contain the spread of the virus all but shuttered the global economy. Investors fled riskier assets broadly and moved into so-called “safe havens,” such as U.S. Treasuries, driving Treasury yields to all-time lows. The corporate bond market reacted to the dramatically altered environment by widening spreads for businesses negatively affected by the crisis, such as cruise lines, airlines, and energy producers. Credit downgrades on debt issues, from investment grade to high yield, spiked, as the rating agencies adjusted for the economic shutdown.
The policy response to the crisis was swift, as central banks and governments sought to keep businesses and consumers from going under. The Fed slashed the target range of the federal funds rate to near zero in mid-March, resurrected its 2008-2009 financial crisis-era lending facilities, and launched a wide-ranging bond-purchase program. On the fiscal side, the U.S. Congress and the White House agreed upon a $2.2 trillion stimulus package in late-March.
Investors greeted the extraordinary support from policy makers in the wake of the pandemic with enthusiasm entering the second quarter of 2020. Market participants sought to put their money to work at the now much wider spreads, in anticipation that the potential compensation available would outweigh taking on the additional, increased default risk. As the second quarter progressed, investors became increasingly optimistic that steps toward reopening the economy would support something resembling a “V-shaped” recovery (a swift, sharp rise). The resurgence in risk sentiment allowed credit-sensitive areas of the bond market to recover much of their earlier losses over the second quarter, even as rising numbers of positive COVID-19 test cases in a number of states raised concerns about a potential second wave of serious infections.
At the sector level, industries viewed by investors as better positioned to weather the pandemic-induced crisis, such as food & drug retailers, led high-yield corporate bond returns over the 12-month period. In contrast, sectors such as air transportation, which are highly dependent on out-of-the-home consumer spending, finished the 12-month period sharply lower. While energy credits rebounded in the second quarter of 2020 as oil prices approached the $40 per barrel range, the sector remained well underwater for the full 12-month period. In quality terms, higher-rated segments within high yield outperformed lower-rated debt.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 5

Q    Can you review the Fund’s principal strategies during the 12-month period ended August 31, 2020, and the degree to which the portfolio’s positioning affected benchmark-relative returns?
A    We have based our investment process for the Fund on security and sector selection. We believe that diligent, detailed, fundamental research could uncover mispriced securities, and that actively managing the portfolio to capture those opportunities may produce solid returns over the longer term. We also believe that identifying non-high-yield assets that complement the portfolio’s core high-yield bond holdings can produce better risk-reward profiles. In that vein, we have found what we regard as attractive opportunities within convertible bonds, particularly in the health care and technology sectors.
The Fund underperformed its benchmark for the 12-month period, mainly due to the portfolio’s positioning earlier in the period. Given a positive economic backdrop in the final months of 2019 and the beginning of 2020, we had positioned the Fund with more credit-risk exposure than the ICE BofA Index, and with an overweight to B-rated bonds. With indications that the U.S. economy was accelerating at the end of 2019, we had also attempted to take advantage of strong U.S. consumer sentiment at the time, which had been benefiting from a strong employment backdrop and moderate wage growth. We sought to express the consumer focus within the portfolio by overweighting industries dependent on discretionary consumer spending, such as casinos and airlines. As the magnitude of the economic fallout from the pandemic became apparent in March, the Fund’s holdings in those sectors performed poorly and detracted from benchmark-relative returns.
For the 12-month period, the Fund’s overweight to B-rated bonds relative to higher-quality BB-rated bonds within high yield also had a negative effect on benchmark-relative performance. Other detractors from relative results included the Fund’s overweight exposures to sectors affected by the decline in out-of-the-home consumer spending during the 12-month period. Additionally, positioning in the energy sector constrained the Fund’s relative returns. Although we had concentrated the portfolio’s energy holdings in volume-dependent midstream companies such as pipelines, the extreme decline in oil consumption due to COVID-19 stay-at-home orders, and a Saudi Arabia-Russia oil price war led to steep price declines for all energy bonds.
6 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

In response to the new economic environment, in the second half of the 12-month period we categorized all of the Fund’s holdings based on their relative exposure to the COVID-19 crisis. Sectors we view as “unimpaired by COVID-19” are those minimally affected by the crisis, such as food and drug retailers, which we mentioned earlier. The “wounded by COVID-19” category includes companies that have experienced temporary effects, but that we still believe possess good long-term business models, such as ambulatory surgery centers. In the “impaired by COVID-19” category are sectors we anticipate will experience lasting negative fallout, such as movie theaters. We have found most “unimpaired” bonds to be expensive, and have been considering investments in only the strongest issuers within the “impaired” sectors. Our primary focus has been on the “wounded” sectors, as we believe diligent research can help us to identify the potential “survivors” within that category.
Due to those actions and the overall recovery of the market, the Fund’s benchmark-relative performance improved over the spring and summer, though not enough to make up for the previous underperformance.
Q    Can you discuss the factors that affected the Fund’s income-generation, or distributions* to shareholders, either positively or negatively, during the 12-month period ended August 31, 2020?
A    The Fund’s income-generation remained relatively stable over the 12-month period. Our more “up-in-quality” and higher-rated bias in the portfolio resulted in a marginally lower yield for the Fund versus the benchmark ICE BofA Index, but we view the positioning as appropriate given where we are in the current credit cycle.
Q    Did the Fund have any exposure to derivatives during the 12-month period ended August 31, 2020? If so, did the derivatives have a material effect on the Fund’s performance?
A    We have the ability to utilize derivatives from time to time in order to maintain the desired level of portfolio exposure to the high-yield market, while also seeking to maintain sufficient liquidity to make opportunistic purchases and help meet any unanticipated shareholder redemptions. During the 12-month period, the Fund had light exposure to credit-default-swap index contracts, which had no material impact on performance.
*     Distributions are not guaranteed.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 7

Q    What is your assessment of the current climate for high-yield investing?
A    Heightened uncertainty in the midst of a global pandemic and an approaching U.S. presidential election has continued to characterize the current economic environment. What is certain, in our opinion, is the magnitude of the efforts by both monetary and fiscal policy makers to soften the blows to the economy caused by the COVID-19 situation. We believe much of the economic outlook depends on the success of the multiple efforts to develop vaccines and therapeutic agents to either eradicate, or at least effectively treat COVID-19. In the last few months, we have become more optimistic that drugs that could render COVID-19 manageable ultimately will become available, and the Fund’s current positioning reflects that view.
The combination of attractive spreads, positive economic momentum, and supportive supply-and-demand dynamics has led us to enter the Fund’s new fiscal year with a constructive stance on the high-yield market. We believe current spreads within high-yield corporate bonds potentially offer attractive long-term value across a number of sectors. We believe security selection remains critical, however, given the partial recovery in high-yield spreads seen in the second quarter of 2020, and the ultimate dialing back of policy support from both governments and central banks.
Please refer to the Schedule of Investments on pages 17–28 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
8 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
When interest rates rise, the prices of fixed income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities held by the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.
Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.
At times, the Fund’s investments may represent industries or sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 9

Portfolio Summary | 8/31/20

Portfolio Diversification

(As a percentage of total investments)*

10 Largest Holdings

(As a percentage of total investments)*

1.	U.S. Treasury Bills, 9/22/20	2.71%
2.	U.S. Treasury Bills, 9/15/20	2.26
3.	Covanta Holding Corp., 6.0%, 1/1/27	1.30
4.	Teva Pharmaceutical Finance Netherlands III BV, 2.8%, 7/21/23	1.24
5.	West Street Merger Sub, Inc., 6.375%, 9/1/25 (144A)	1.15
6.	Beacon Roofing Supply, Inc., 4.875%, 11/1/25 (144A)	1.12
7.	M/I Homes, Inc., 4.95%, 2/1/28	1.10
8.	Provident Funding Associates LP/PFG Finance Corp., 6.375%,
	6/15/25 (144A)	1.07
9.	American Midstream Partners LP/American Midstream Finance Corp.,
	9.5%, 12/15/21 (144A)	1.01
10.	Gray Television, Inc., 5.125%, 10/15/24 (144A)	0.99

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
10 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

Prices and Distributions | 8/31/20

Net Asset Value per Share

Class	8/31/20	8/31/19
A	$9.83	$10.15
C	$9.90	$10.14
Y	$9.83	$10.15

Distributions per Share: 9/1/19–8/31/20

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.5290	$ —	$ —
C	$0.4555	$ —	$ —
Y	$0.5556	$ —	$ —

Index Definition
The ICE BofA U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–14.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 11

Performance Update | 8/31/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Corporate High Yield Fund at public offering price during the periods shown, compared to that of the ICE BofA U.S. High Yield Index.

Average Annual Total Returns
(As of August 31, 2020)
	Net	Public	ICE
	Asset	Offering	BofA U.S.
	Value	Price	High Yield
Period	(NAV)	(POP)	Index
Life of Class
(1/3/17)	4.63%	3.32%	5.29%
1 year	2.25	-2.36	3.71

Expense Ratio
(Per prospectus dated December 31, 2019)
Gross	Net
2.02%	0.90%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2021, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
12 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

Performance Update | 8/31/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Corporate High Yield Fund during the periods shown, compared to that of the ICE BofA U.S. High Yield Index.

Average Annual Total Returns
(As of August 31, 2020)
			ICE
			BofA U.S.
	If	If	High Yield
Period	Held	Redeemed	Index
Life of Class
(1/3/17)	4.07%	4.07%	5.29%
1 year	2.30	2.30	3.71

Expense Ratio
(Per prospectus dated December 31, 2019)
Gross	Net
2.77%	1.65%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2021, for Class C shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 13

Performance Update | 8/31/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Corporate High Yield Fund during the periods shown, compared to that of the ICE BofA U.S. High Yield Index.

Average Annual Total Returns
(As of August 31, 2020)
	Net	ICE
	Asset	BofA U.S.
	Value	High Yield
Period	(NAV)	Index
Life of Class
(1/3/17)	4.89%	5.29%
1 year	2.53	3.71

Expense Ratio
(Per prospectus dated December 31, 2019)
Gross	Net
1.77%	0.60%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2021, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
14 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)   ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)   transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)   Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)   Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Corporate High Yield Fund
Based on actual returns from March 1, 2020 through August 31, 2020.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/20
Ending Account Value	$1,006.79	$1,011.07	$1,008.26
(after expenses) 8/31/20
Expenses Paid	$4.69	$7.58	$3.18
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 0.93%, 1.50%, and 0.63% for classes A, C, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366, (to reflect the partial year period).
Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 15

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Corporate High Yield Fund
Based on a hypothetical 5% per year return before expenses, reflecting the period from March 1, 2020 through August 31, 2020.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/20
Ending Account Value	$1,020.46	$1,017.60	$1,021.97
(after expenses) 8/31/20
Expenses Paid	$4.72	$7.61	$3.20
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 0.93%, 1.50%, and 0.63% for classes A, C, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366, (to reflect the partial year period).
16 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

Schedule of Investments | 8/31/20

Principal
Amount
USD ($)		Value
	UNAFFILIATED ISSUERS — 96.8%
	CORPORATE BONDS — 91.8% of Net Assets
	Advertising — 2.2%
20,000	Lamar Media Corp., 3.75%, 2/15/28 (144A)	$ 19,975
78,000	Lamar Media Corp., 4.0%, 2/15/30 (144A)	79,658
25,000	Lamar Media Corp., 4.875%, 1/15/29 (144A)	26,094
225,000	MDC Partners, Inc., 6.5%, 5/1/24 (144A)	214,875
126,000	Outfront Media Capital LLC/Outfront Media Capital Corp.,
	5.625%, 2/15/24	127,890
30,000	Outfront Media Capital LLC/Outfront Media Capital Corp.,
	6.25%, 6/15/25 (144A)	31,275
	Total Advertising	$ 499,767
	Aerospace & Defense — 0.4%
66,000	Bombardier, Inc., 6.0%, 10/15/22 (144A)	$ 56,100
20,000	Bombardier, Inc., 7.875%, 4/15/27 (144A)	14,494
20,000	Triumph Group, Inc., 8.875%, 6/1/24 (144A)	21,100
	Total Aerospace/Defense	$ 91,694
	Airlines — 1.1%
174,000	Delta Air Lines, Inc., 3.75%, 10/28/29	$ 155,168
10,000	Delta Air Lines, Inc., 7.375%, 1/15/26	10,409
95,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual
	Property Assets, Ltd., 6.5%, 6/20/27 (144A)	98,800
	Total Airlines	$ 264,377
	Apparel — 0.2%
45,000	Wolverine World Wide, Inc., 6.375%, 5/15/25 (144A)	$ 47,700
	Total Apparel	$ 47,700
	Auto Manufacturers — 2.8%
200,000	Ford Motor Credit Co. LLC, 3.815%, 11/2/27	$ 195,500
200,000	Ford Motor Credit Co. LLC, 4.134%, 8/4/25	200,540
164,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	174,312
39,000	Navistar International Corp., 9.5%, 5/1/25 (144A)	44,460
	Total Auto Manufacturers	$ 614,812
	Auto Parts & Equipment — 1.7%
204,000	American Axle & Manufacturing, Inc., 6.25%, 3/15/26	$ 207,922
86,000	Dealer Tire LLC/DT Issuer LLC, 8.0%, 2/1/28 (144A)	85,677
85,000	Goodyear Tire & Rubber Co., 9.5%, 5/31/25	95,431
	Total Auto Parts & Equipment	$ 389,030
	Banks — 1.7%
79,000	Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)	$ 80,777
81,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	83,228
242,000	Provident Funding Associates LP/PFG Finance Corp.,
	6.375%, 6/15/25 (144A)	235,950
	Total Banks	$ 399,955

The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 17

Schedule of Investments | 8/31/20 (continued)

Principal
Amount
USD ($)		Value
	Building Materials — 1.7%
20,000	Forterra Finance LLC/FRTA Finance Corp., 6.5%,
	7/15/25 (144A)	$ 21,275
70,000	JELD-WEN, Inc., 6.25%, 5/15/25 (144A)	75,152
15,000	Standard Industries, Inc., 4.375%, 7/15/30 (144A)	15,894
124,000	Standard Industries, Inc., 4.75%, 1/15/28 (144A)	130,510
15,000	Standard Industries, Inc., 5.0%, 2/15/27 (144A)	15,663
29,000	Summit Materials LLC/Summit Materials Finance Corp.,
	5.125%, 6/1/25 (144A)	29,290
5,000	Summit Materials LLC/Summit Materials Finance Corp.,
	5.25%, 1/15/29 (144A)	5,238
94,000	Summit Materials LLC/Summit Materials Finance Corp.,
	6.5%, 3/15/27 (144A)	100,345
	Total Building Materials	$ 393,367
	Chemicals — 2.9%
105,000	Element Solutions, Inc., 3.875%, 9/1/28 (144A)	$ 107,173
23,000	Hexion, Inc., 7.875%, 7/15/27 (144A)	23,057
200,000	OCI NV, 5.25%, 11/1/24 (144A)	205,500
71,000	Olin Corp., 5.0%, 2/1/30	68,515
40,000	Olin Corp., 9.5%, 6/1/25 (144A)	46,300
110,000	Tronox, Inc., 6.5%, 5/1/25 (144A)	117,975
100,000	Tronox, Inc., 6.5%, 4/15/26 (144A)	102,966
	Total Chemicals	$ 671,486
	Coal — 0.7%
185,000	SunCoke Energy Partners LP/SunCoke Energy Partners
	Finance Corp., 7.5%, 6/15/25 (144A)	$ 165,806
	Total Coal	$ 165,806
	Commercial Services — 6.1%
55,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 6.625%, 7/15/26 (144A)	$ 58,987
95,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 9.75%, 7/15/27 (144A)	105,212
151,000	APX Group, Inc., 6.75%, 2/15/27 (144A)	158,550
30,000	Ashtead Capital, Inc., 4.0%, 5/1/28 (144A)	31,125
20,000	Ashtead Capital, Inc., 4.25%, 11/1/29 (144A)	21,076
80,000	Brink’s Co., 5.5%, 7/15/25 (144A)	84,400
144,000	Cardtronics, Inc./Cardtronics USA, Inc., 5.5%,
	5/1/25 (144A)	145,440
168,000	Garda World Security Corp., 9.5%, 11/1/27 (144A)	182,280
109,000	Herc Holdings, Inc., 5.5%, 7/15/27 (144A)	114,177
35,000	Prime Security Services Borrower LLC/Prime Finance, Inc.,
	5.25%, 4/15/24 (144A)	37,100
55,000	Prime Security Services Borrower LLC/Prime Finance, Inc.,
	5.75%, 4/15/26 (144A)	60,763
100,000	Prime Security Services Borrower LLC/Prime Finance, Inc.,
	6.25%, 1/15/28 (144A)	105,000

The accompanying notes are an integral part of these financial statements.
18 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

Principal
Amount
USD ($)		Value
	Commercial Services — (continued)
200,000	Sotheby’s, 7.375%, 10/15/27 (144A)	$ 204,000
35,000	United Rentals North America, Inc., 3.875%, 11/15/27	36,488
44,000	United Rentals North America, Inc., 5.25%, 1/15/30	48,866
	Total Commercial Services	$ 1,393,464
	Computers — 1.0%
40,000	Booz Allen Hamilton, Inc., 3.875%, 9/1/28 (144A)	$ 41,488
10,000	Diebold Nixdorf, Inc., 9.375%, 7/15/25 (144A)	10,775
45,000	NCR Corp., 5.0%, 10/1/28 (144A)	45,363
25,000	NCR Corp., 5.25%, 10/1/30 (144A)	25,325
10,000	NCR Corp., 8.125%, 4/15/25 (144A)	11,187
103,000	Western Digital Corp., 4.75%, 2/15/26	111,460
	Total Computers	$ 245,598
	Cosmetics/Personal Care — 0.6%
120,000	Edgewell Personal Care Co., 5.5%, 6/1/28 (144A)	$ 128,101
	Total Cosmetics/Personal Care	$ 128,101
	Diversified Financial Services — 1.8%
65,000	Alliance Data Systems Corp., 4.75%, 12/15/24 (144A)	$ 62,075
200,000	Avation Capital S.A., 6.5%, 5/15/21 (144A)	138,500
85,000	Global Aircraft Leasing Co., Ltd., 6.5%, 9/15/24 (144A)	49,300
100,000	Nationstar Mortgage Holdings, Inc., 5.5%, 8/15/28 (144A)	105,270
40,000	OneMain Finance Corp., 8.875%, 6/1/25	45,100
	Total Diversified Financial Services	$ 400,245
	Electric — 2.9%
30,000	Calpine Corp., 4.625%, 2/1/29 (144A)	$ 30,673
30,000	Calpine Corp., 5.0%, 2/1/31 (144A)	31,357
70,000	Calpine Corp., 5.125%, 3/15/28 (144A)	73,500
30,000	Clearway Energy Operating LLC, 4.75%, 3/15/28 (144A)	31,425
84,000	Clearway Energy Operating LLC, 5.75%, 10/15/25	89,040
125,178	NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
	12/15/25 (144A)	132,063
15,000	Pattern Energy Operations LP/Pattern Energy
	Operations, Inc., 4.5%, 8/15/28 (144A)	15,788
110,000	Talen Energy Supply LLC, 7.625%, 6/1/28 (144A)	113,673
124,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	131,130
	Total Electric	$ 648,649
	Electrical Components & Equipment — 0.6%
29,000	Energizer Holdings, Inc., 4.75%, 6/15/28 (144A)	$ 30,261
55,000	WESCO Distribution, Inc., 7.125%, 6/15/25 (144A)	60,500
35,000	WESCO Distribution, Inc., 7.25%, 6/15/28 (144A)	39,042
	Total Electrical Components & Equipment	$ 129,803

The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 19

Schedule of Investments | 8/31/20 (continued)

Principal
Amount
USD ($)		Value
	Electronics — 0.1%
30,000	Sensata Technologies, Inc., 3.75%, 2/15/31 (144A)	$ 30,083
	Total Electronics	$ 30,083
	Energy Alternate Sources — 0.3%
75,000	TerraForm Power Operating LLC, 4.75%, 1/15/30 (144A)	$ 80,250
	Total Energy Alternate Sources	$ 80,250
	Engineering & Construction — 0.8%
175,000	PowerTeam Services LLC, 9.033%, 12/4/25 (144A)	$ 185,719
	Total Engineering & Construction	$ 185,719
	Entertainment — 2.1%
75,000	Colt Merger Sub, Inc., 8.125%, 7/1/27 (144A)	$ 79,500
101,000	Enterprise Development Authority, 12.0%, 7/15/24 (144A)	110,595
15,000	Penn National Gaming, Inc., 5.625%, 1/15/27 (144A)	15,525
30,000	Scientific Games International, Inc., 7.0%, 5/15/28 (144A)	29,407
30,000	Scientific Games International, Inc., 7.25%,
	11/15/29 (144A)	29,625
210,000	Scientific Games International, Inc., 8.25%, 3/15/26 (144A)	215,250
20,000	SeaWorld Parks & Entertainment, Inc., 9.5%, 8/1/25 (144A)	21,100
	Total Entertainment	$ 501,002
	Environmental Control — 1.8%
275,000	Covanta Holding Corp., 6.0%, 1/1/27	$ 287,375
142,000	Tervita Corp., 7.625%, 12/1/21 (144A)	119,020
	Total Environmental Control	$ 406,395
	Food — 2.6%
70,000	Albertsons Cos, Inc./Safeway, Inc./New Albertsons
	LP/Albertsons LLC, 3.5%, 3/15/29 (144A)	$ 70,533
200,000	FAGE International S.A./FAGE USA Dairy Industry, Inc.,
	5.625%, 8/15/26 (144A)	198,000
62,000	Ingles Markets, Inc., 5.75%, 6/15/23	62,930
96,000	JBS USA LUX S.A./JBS USA Finance, Inc., 6.75%, 2/15/28
	(144A)	106,320
65,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA
	Finance, Inc., 5.5%, 1/15/30 (144A)	72,210
60,000	Pilgrim’s Pride Corp., 5.875%, 9/30/27 (144A)	63,750
	Total Food	$ 573,743
	Forest Products & Paper — 1.1%
70,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$ 70,612
100,000	Mercer International, Inc., 5.5%, 1/15/26	96,625
90,000	Schweitzer-Mauduit International, Inc., 6.875%, 10/1/26
	(144A)	96,750
	Total Forest Products & Paper	$ 263,987

The accompanying notes are an integral part of these financial statements.
20 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

Principal
Amount
USD ($)		Value
	Healthcare-Services — 2.8%
40,000	LifePoint Health, Inc., 6.75%, 4/15/25 (144A)	$ 43,100
54,000	RegionalCare Hospital Partners Holdings, Inc./LifePoint
	Health, Inc., 9.75%, 12/1/26 (144A)	58,320
70,000	Surgery Center Holdings, Inc., 6.75%, 7/1/25 (144A)	68,950
97,000	Surgery Center Holdings, Inc., 10.0%, 4/15/27 (144A)	105,032
87,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	93,742
249,000	West Street Merger Sub, Inc., 6.375%, 9/1/25 (144A)	255,225
	Total Healthcare-Services	$ 624,369
	Holding Companies-Diversified — 0.3%
80,000	VistaJet Malta Finance Plc/XO Management Holding, Inc.,
	10.5%, 6/1/24 (144A)	$ 72,000
	Total Holding Companies-Diversified	$ 72,000
	Home Builders — 5.0%
190,000	Beazer Homes USA, Inc., 6.75%, 3/15/25	$ 195,225
30,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	32,250
40,000	Brookfield Residential Properties, Inc./Brookfield
	Residential US Corp., 4.875%, 2/15/30 (144A)	37,475
110,000	Brookfield Residential Properties, Inc./Brookfield
	Residential US Corp., 6.25%, 9/15/27 (144A)	111,375
140,000	KB Home, 6.875%, 6/15/27	163,800
235,000	M/I Homes, Inc., 4.95%, 2/1/28	243,813
40,000	Shea Homes LP/Shea Homes Funding Corp., 4.75%,
	2/15/28 (144A)	40,900
50,000	Taylor Morrison Communities, Inc., 5.875%,
	6/15/27 (144A)	56,000
189,000	Taylor Morrison Communities, Inc./Taylor Morrison
	Holdings II, Inc., 5.875%, 4/15/23 (144A)	200,104
30,000	Williams Scotsman International, Inc., 4.625%,
	8/15/28 (144A)	30,363
15,000	Winnebago Industries, Inc., 6.25%, 7/15/28 (144A)	16,046
	Total Home Builders	$ 1,127,351
	Household Products/Wares — 0.8%
50,000	Spectrum Brands, Inc., 5.5%, 7/15/30 (144A)	$ 52,500
125,000	Spectrum Brands, Inc., 5.75%, 7/15/25	129,063
	Total Household Products/Wares	$ 181,563
	Housewares — 0.1%
15,000	CD&R Smokey Buyer, Inc., 6.75%, 7/15/25 (144A)	$ 16,050
	Total Housewares	$ 16,050
	Insurance — 0.4%
70,000	CNO Financial Group, Inc., 5.25%, 5/30/29	$ 81,468
	Total Insurance	$ 81,468

The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 21

Schedule of Investments | 8/31/20 (continued)

Principal
Amount
USD ($)		Value
	Internet — 1.5%
45,000	ANGI Group LLC, 3.875%, 8/15/28 (144A)	$ 45,584
35,000	Expedia Group, Inc., 6.25%, 5/1/25 (144A)	38,459
15,000	Expedia Group, Inc., 7.0%, 5/1/25 (144A)	16,308
60,000	Netflix, Inc., 4.875%, 4/15/28	69,450
136,000	Netflix, Inc., 5.375%, 11/15/29 (144A)	163,540
	Total Internet	$ 333,341
	Iron & Steel — 1.9%
80,000	Big River Steel LLC/BRS Finance Corp., 7.25%,
	9/1/25 (144A)	$ 82,902
105,000	Carpenter Technology Corp., 6.375%, 7/15/28	109,715
121,000	Cleveland-Cliffs, Inc., 5.75%, 3/1/25	112,530
90,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	91,912
10,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/25 (144A)	11,031
30,000	Commercial Metals Co., 5.75%, 4/15/26	31,200
	Total Iron/Steel	$ 439,290
	Leisure Time — 0.7%
20,000	Carnival Corp., 10.5%, 2/1/26 (144A)	$ 21,000
20,000	Royal Caribbean Cruises, Ltd., 9.125%, 6/15/23 (144A)	21,050
46,000	Royal Caribbean Cruises, Ltd., 11.5%, 6/1/25 (144A)	53,337
88,000	Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)	63,360
	Total Leisure Time	$ 158,747
	Lodging — 1.4%
65,000	Boyd Gaming Corp., 8.625%, 6/1/25 (144A)	$ 71,662
15,000	Hilton Domestic Operating Co., Inc., 5.375%,
	5/1/25 (144A)	15,724
23,000	Hyatt Hotels Corp., 4.375%, 9/15/28	23,650
60,000	Hyatt Hotels Corp., 5.375%, 4/23/25	65,615
105,000	Station Casinos LLC, 4.5%, 2/15/28 (144A)	99,813
45,000	Wyndham Destinations, Inc., 6.625%, 7/31/26 (144A)	47,588
	Total Lodging	$ 324,052
	Machinery-Diversified — 0.5%
111,000	Maxim Crane Works Holdings Capital LLC, 10.125%,
	8/1/24 (144A)	$ 111,178
	Total Machinery-Diversified	$ 111,178
	Media — 5.3%
121,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%,
	3/1/30 (144A)	$ 129,996
113,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%,
	5/1/27 (144A)	120,347
127,000	Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24	124,460
200,000	CSC Holdings LLC, 5.5%, 5/15/26 (144A)	209,792
200,000	CSC Holdings LLC, 5.5%, 4/15/27 (144A)	213,292

The accompanying notes are an integral part of these financial statements.
22 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

Principal
Amount
USD ($)		Value
	Media — (continued)
213,000	Diamond Sports Group LLC/Diamond Sports Finance
	Co., 6.625%, 8/15/27 (144A)	$ 119,812
214,000	Gray Television, Inc., 5.125%, 10/15/24 (144A)	218,770
105,000	Sinclair Television Group, Inc., 5.5%, 3/1/30 (144A)	102,606
	Total Media	$ 1,239,075
	Metal Fabricate & Hardware — 0.4%
100,000	Park-Ohio Industries, Inc., 6.625%, 4/15/27	$ 90,538
	Total Metal Fabricate/Hardware	$ 90,538
	Mining — 3.0%
16,000	Coeur Mining, Inc., 5.875%, 6/1/24	$ 16,118
200,000	First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)	203,250
95,000	Freeport-McMoRan, Inc., 4.25%, 3/1/30	99,809
70,000	Hecla Mining Co., 7.25%, 2/15/28	77,175
74,000	Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)	74,925
70,000	Joseph T Ryerson & Son, Inc., 8.5%, 8/1/28 (144A)	76,475
88,000	Novelis Corp., 4.75%, 1/30/30 (144A)	89,185
57,000	Novelis Corp., 5.875%, 9/30/26 (144A)	59,554
	Total Mining	$ 696,491
	Miscellaneous Manufacturers — 0.0%†
12,000	Koppers, Inc., 6.0%, 2/15/25 (144A)	$ 12,330
	Total Miscellaneous Manufacturers	$ 12,330
	Oil & Gas — 6.5%
150,000	Aker BP ASA, 3.75%, 1/15/30 (144A)	$ 149,373
109,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	53,410
80,000	Cenovus Energy, Inc., 5.375%, 7/15/25	81,429
100,000	Cenovus Energy, Inc., 6.75%, 11/15/39	104,192
170,000	Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)	173,825
134,000	MEG Energy Corp., 7.0%, 3/31/24 (144A)	132,995
35,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	33,487
200,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	185,000
48,000	Parkland Corp., 5.875%, 7/15/27 (144A)	51,240
74,000	Parsley Energy LLC/Parsley Finance Corp., 4.125%,
	2/15/28 (144A)	71,595
150,000	Parsley Energy LLC/Parsley Finance Corp., 5.625%,
	10/15/27 (144A)	155,250
130,000	PBF Holding Co. LLC/PBF Finance Corp., 6.0%,
	2/15/28 (144A)	109,623
60,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%,
	5/15/25 (144A)	65,700
174,000	Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)	60,900
23,000	Transocean Sentry, Ltd., 5.375%, 5/15/23 (144A)	18,170
65,000	Transocean, Inc., 7.25%, 11/1/25 (144A)	20,800

The accompanying notes are an integral part of these financial statements.

Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 23

Schedule of Investments | 8/31/20 (continued)

Principal
Amount
USD ($)		Value
	Oil & Gas — (continued)
19,000	Transocean, Inc., 8.0%, 2/1/27 (144A)	$ 5,819
96,000	Whiting Petroleum Corp., 6.25%, 4/1/23	21,600
	Total Oil & Gas	$ 1,494,408
	Oil & Gas Services — 1.4%
30,000	Archrock Partners LP/Archrock Partners Finance Corp.,
	6.25%, 4/1/28 (144A)	$ 30,144
100,000	Archrock Partners LP/Archrock Partners Finance Corp.,
	6.875%, 4/1/27 (144A)	103,000
70,000	Exterran Energy Solutions LP/EES Finance Corp., 8.125%,
	5/1/25	60,200
213,000	FTS International, Inc., 6.25%, 5/1/22	74,550
55,000	SESI LLC, 7.75%, 9/15/24	18,912
34,000	USA Compression Partners LP/USA Compression Finance
	Corp., 6.875%, 9/1/27	35,190
	Total Oil & Gas Services	$ 321,996
	Packaging & Containers — 2.1%
125,000	Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	$ 147,812
166,000	Greif, Inc., 6.5%, 3/1/27 (144A)	176,790
160,000	Owens-Brockway Glass Container, Inc., 5.375%,
	1/15/25 (144A)	168,800
	Total Packaging & Containers	$ 493,402
	Pharmaceuticals — 3.9%
137,000	Bausch Health Americas, Inc., 8.5%, 1/31/27 (144A)	$ 150,700
20,000	Bausch Health Cos., Inc., 5.0%, 1/30/28 (144A)	19,750
15,000	Bausch Health Cos., Inc., 5.25%, 1/30/30 (144A)	14,910
70,000	Bausch Health Cos., Inc., 5.5%, 11/1/25 (144A)	72,254
9,000	Bausch Health Cos., Inc., 5.875%, 5/15/23 (144A)	8,978
36,000	Bausch Health Cos., Inc., 7.0%, 1/15/28 (144A)	38,340
36,000	Bausch Health Cos., Inc., 7.25%, 5/30/29 (144A)	39,510
105,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.0%,
	6/30/28 (144A)	81,375
68,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.5%,
	7/31/27 (144A)	73,610
105,000	Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)	112,088
285,000	Teva Pharmaceutical Finance Netherlands III BV, 2.8%,
	7/21/23	273,600
	Total Pharmaceuticals	$ 885,115
	Pipelines — 5.4%
242,000	American Midstream Partners LP/American Midstream
	Finance Corp., 9.5%, 12/15/21 (144A)	$ 223,850
101,000	DCP Midstream Operating LP, 3.875%, 3/15/23	102,263
20,000	DCP Midstream Operating LP, 5.375%, 7/15/25	21,486
100,000	DCP Midstream Operating LP, 5.6%, 4/1/44	95,000

The accompanying notes are an integral part of these financial statements.
24 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

Principal
Amount
USD ($)		Value
	Pipelines — (continued)
100,000(a)(b)	Energy Transfer Operating LP, 7.125% (5 Year CMT
	Index + 531 bps)	$ 87,290
6,000	EnLink Midstream LLC, 5.375%, 6/1/29	5,289
90,000	EnLink Midstream Partners LP, 4.15%, 6/1/25	80,100
167,000	Global Partners LP/GLP Finance Corp., 7.0%, 6/15/23	167,000
29,000	Global Partners LP/GLP Finance Corp., 7.0%, 8/1/27	29,145
100,000	Harvest Midstream I LP, 7.5%, 9/1/28 (144A)	103,570
75,000	Hess Midstream Operations LP, 5.625%, 2/15/26 (144A)	78,033
200,000	PBF Logistics LP/PBF Logistics Finance Corp.,
	6.875%, 5/15/23	198,378
62,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance
	Corp., 6.0%, 3/1/27 (144A)	57,970
	Total Pipelines	$ 1,249,374
	REITs — 1.5%
22,000	Iron Mountain, Inc., 4.5%, 2/15/31 (144A)	$ 22,580
100,000	Iron Mountain, Inc., 4.875%, 9/15/27 (144A)	103,750
50,000	iStar, Inc., 4.25%, 8/1/25	48,625
85,000	iStar, Inc., 4.75%, 10/1/24	84,787
60,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital
	LLC, 7.875%, 2/15/25 (144A)	63,415
	Total REITs	$ 323,157
	Retail — 3.8%
80,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 75,200
32,000	Asbury Automotive Group, Inc., 4.5%, 3/1/28 (144A)	32,720
35,000	Asbury Automotive Group, Inc., 4.75%, 3/1/30 (144A)	36,273
250,000	Beacon Roofing Supply, Inc., 4.875%, 11/1/25 (144A)	247,842
15,000	Group 1 Automotive, Inc., 4.0%, 8/15/28 (144A)	14,966
35,000	IRB Holding Corp., 7.0%, 6/15/25 (144A)	37,362
140,000	Michaels Stores, Inc., 8.0%, 7/15/27 (144A)	141,400
45,000	Penske Automotive Group, Inc., 3.5%, 9/1/25	45,325
35,000	QVC, Inc., 4.375%, 9/1/28	36,439
126,000	QVC, Inc., 4.75%, 2/15/27	134,073
56,000	Staples, Inc., 7.5%, 4/15/26 (144A)	49,560
	Total Retail	$ 851,160
	Software — 0.5%
35,000	Black Knight InfoServ LLC, 3.625%, 9/1/28 (144A)	$ 35,449
70,000	Logan Merger Sub, Inc., 5.5%, 9/1/27 (144A)	71,378
	Total Software	$ 106,827
	Telecommunications — 4.2%
200,000	Altice France Holding S.A., 6.0%, 2/15/28 (144A)	$ 200,000
25,000	CenturyLink, Inc., 4.0%, 2/15/27 (144A)	25,387
100,000	CenturyLink, Inc., 6.45%, 6/15/21	103,413
140,000	CenturyLink, Inc., 6.875%, 1/15/28	154,000

The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 25

Schedule of Investments | 8/31/20 (continued)

Principal
Amount
USD ($)		Value
	Telecommunications — (continued)
130,000	CommScope Technologies LLC, 6.0%, 6/15/25 (144A)	$ 133,277
35,000	CommScope, Inc., 8.25%, 3/1/27 (144A)	37,842
40,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	41,900
125,000	Sprint Corp., 7.625%, 3/1/26	153,727
95,000	Windstream Escrow LLC/Windstream Escrow Finance
	Corp., 7.75%, 8/15/28 (144A)	95,119
	Total Telecommunications	$ 944,665
	Transportation — 1.0%
90,000	Watco Cos LLC/Watco Finance Corp., 6.5%,
	6/15/27 (144A)	$ 94,838
125,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	127,031
	Total Transportation	$ 221,869
	Trucking & Leasing — 0.2%
45,000	Fortress Transportation & Infrastructure Investors LLC,
	9.75%, 8/1/27 (144A)	$ 47,982
	Total Trucking & Leasing	$ 47,982
	TOTAL CORPORATE BONDS
	(Cost $20,938,477)	$20,972,831
	SENIOR SECURED FLOATING RATE LOAN
	INTEREST — 0.2% of Net Assets*
	Utilities — 0.2%
35,000	PG&E Corp., Term Loan, 5.5%, (LIBOR + 450 bps), 6/23/25	$ 34,497
	Total Utilities	$ 34,497
	TOTAL SENIOR SECURED FLOATING RATE LOAN INTEREST
	(Cost $34,494)	$ 34,497
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	4.8% of Net Assets
500,000(c)	U.S. Treasury Bills, 9/15/20	$ 499,982
600,000(c)	U.S. Treasury Bills, 9/22/20	599,968
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $1,099,961)	$ 1,099,950
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 96.8%
	(Cost $22,072,932)	$22,107,278
	OTHER ASSETS AND LIABILITIES — 3.2%	$ 731,813
	NET ASSETS — 100.0%	$22,839,091

bps	Basis Points.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.
26 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2020, the value of these securities amounted to $15,103,868, or 66.1% of net assets.

†	Amount rounds to less than 0.1%.
*
Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at August 31, 2020.

(a)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at August 31, 2020.
(b)	Security is perpetual in nature and has no stated maturity date.
(c)	Security issued with a zero coupon. Income is recognized through accretion of discount.

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS — SELL PROTECTION

			Annual		Premiums
Notional	Reference	Pay/	Fixed	Expiration	Paid/	Unrealized	Market
Amount ($)(1)	Obligation/Index	Receive(2)	Rate	Date	(Received)	Appreciation	Value
195,800	Markit CDX North	Receive	5.00%	6/20/24	$(1,877)	$16,272	$14,395
	America High Yield
	Index Series 32
234,000	Markit CDX North	Receive	5.00%	12/20/24	5,347	10,369	15,716
	America High Yield
	Index Series 33
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACTS — SELL PROTECTION					$ 3,470	$26,641	$30,111
TOTAL SWAP CONTRACTS					$ 3,470	$26,641	$30,111

(1)   The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)   Receives quarterly.
Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2020 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$1,002,038	$1,003,241
Other Long-Term Securities	$21,183,744	$18,291,642

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended August 31, 2020, the Fund engaged in purchases of $193,932 and sales of $1,457,141 pursuant to these procedures, which resulted in a net realized gain/(loss) of $38,119.
The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 27

Schedule of Investments | 8/31/20 (continued)
At August 31, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $22,107,689 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$932,348
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(902,648)
Net unrealized appreciation	$$29,700

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of August 31, 2020, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$20,972,831	$—	$20,972,831
Senior Secured Floating
Rate Loan Interest	—	34,497	—	34,497
U.S. Government and
Agency Obligations	—	1,099,950	—	1,099,950
Total Investments in Securities	$—	$22,107,278	$—	$22,107,278
Other Financial Instruments
Swap contracts, at value	$—	$30,111	$—	$30,111
Total Other Financial Instruments	$—	$30,111	$—	$30,111

During the year ended August 31, 2020, there were no transfers between Levels 1, 2 and 3.
The accompanying notes are an integral part of these financial statements.
28 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

Statement of Assets and Liabilities | 8/31/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $22,072,932)	$22,107,278
Cash	460,271
Swaps collateral	43,255
Variation margin for centrally cleared swap contracts	543
Swap contracts, at value (net premiums paid $3,470)	30,111
Receivables —
Interest	338,694
Due from the Adviser	50,375
Other assets	33,933
Total assets	$23,064,460
LIABILITIES:
Payables —
Investment securities purchased	$ 23,346
Fund shares repurchased	1,508
Distributions	67,099
Trustees’ fees	1,490
Administrative fees	4,877
Professional fees	44,027
Transfer agent fees	203
Registration fees	813
Shareowner communications expense	70
Printing expense	3,538
Pricing fees	5,085
Custodian fees	3,299
Due to broker for swaps	29,570
Due to affiliates	10,981
Accrued expenses	29,463
Total liabilities	$ 225,369
NET ASSETS:
Paid-in capital	$23,914,444
Distributable earnings (loss)	(1,075,353)
Net assets	$22,839,091
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $9,052,067/920,840 shares)	$ 9.83
Class C (based on $852,643/86,143 shares)	$ 9.90
Class Y (based on $12,934,381/1,316,412 shares)	$ 9.83
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.83 net asset value per share/100%-4.50%
maximum sales charge)	$ 10.29

The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 29

Statement of Operations
FOR THE YEAR ENDED 8/31/20

INVESTMENT INCOME:
Interest from unaffiliated issuers	$1,389,044
Total investment income		$1,389,044
EXPENSES:
Management fees	$117,217
Administrative expense	51,994
Transfer agent fees
Class A	482
Class C	105
Class Y	82
Distribution fees
Class A	21,052
Class C	34,050
Shareowner communications expense	1,243
Custodian fees	11,552
Registration fees	61,864
Professional fees	54,156
Printing expense	33,180
Pricing fees	16,250
Trustees’ fees	7,996
Miscellaneous	33,813
Total expenses		$445,036
Less fees waived and expenses reimbursed
by the Adviser		(249,501)
Net expenses		$195,535
Net investment income		$1,193,509
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(741,934)
Swap contracts	(43,029)	$(784,963)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(152,999)
Swap contracts	13,963	$(139,036)
Net realized and unrealized gain (loss) on investments		$(923,999)
Net increase in net assets resulting from operations		$269,510

The accompanying notes are an integral part of these financial statements.
30 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	8/31/20	8/31/19
FROM OPERATIONS:
Net investment income (loss)	$1,193,509	$1,005,903
Net realized gain (loss) on investments	(784,963)	(242,284)
Change in net unrealized appreciation (depreciation)
on investments	(139,036)	601,581
Net increase in net assets resulting from operations	$269,510	$1,365,200
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.53 and $0.50 per share, respectively)	$(456,580)	$(407,169)
Class C ($0.46 and $0.43 per share, respectively)	(162,272)	(174,094)
Class Y ($0.56 and $0.53 per share, respectively)	(592,086)	(426,817)
Total distributions to shareowners	$(1,210,938)	$(1,008,080)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$6,941,361	$322,953
Reinvestment of distributions	178,356	3,515
Cost of shares repurchased	(3,965,129)	(71,105)
Net increase in net assets resulting from Fund
share transactions	$3,154,588	$255,363
Net increase in net assets	$2,213,160	$612,483
NET ASSETS:
Beginning of year	$20,625,931	$20,013,448
End of year	$22,839,091	$20,625,931

The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 31

Statements of Changes in Net Assets
(continued)

	Year Ended	Year Ended	Year Ended	Year Ended
	8/31/20	8/31/20	8/31/19	8/31/19
	Shares	Amount	Shares	Amount
Class A
Shares sold	199,318	$1,828,563	27,056	$271,209
Reinvestment of
distributions	3,273	31,239	180	1,815
Less shares repurchased	(106,975)	(957,820)	(5,310)	(52,361)
Net increase	95,616	$901,982	21,926	$220,663
Class C
Shares sold	2,178	$21,799	5,155	$51,744
Reinvestment of
distributions	186	1,804	154	1,508
Less shares repurchased	(319,512)	(3,000,212)	(1,878)	(18,744)
Net increase
(decrease)	(317,148)	$(2,976,609)	3,431	$34,508
Class Y
Shares sold	497,125	$5,090,999	—	$—
Reinvestment of
distributions	15,542	145,313	20	192
Less shares repurchased	(729)	(7,097)	—	—
Net increase	511,938	$5,229,215	20	$192

The accompanying notes are an integral part of these financial statements.
32 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

Financial Highlights

	Year	Year	Year
	Ended	Ended	Ended	1/3/17* to
	8/31/20	8/31/19	8/31/18	8/31/17
Class A
Net asset value, beginning of period	$10.15	$9.97	$10.22	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.51	$0.50	$0.47	$0.29
Net realized and unrealized gain (loss) on investments	(0.30)	0.18	(0.21)	0.21
Net increase (decrease) from investment operations	$0.21	$0.68	$0.26	$0.50
Distributions to shareowners:
Net investment income	$(0.53)	$(0.50)	$(0.46)	$(0.28)
Net realized gain	—	—	(0.05)	—
Total distributions	$(0.53)	$(0.50)	$(0.51)	$(0.28)
Net increase (decrease) in net asset value	$(0.32)	$0.18	$(0.25)	$0.22
Net asset value, end of period	$9.83	$10.15	$9.97	$10.22
Total return (b)	2.25%	7.13%	2.60%	5.00	%(c)
Ratio of net expenses to average net assets	0.93%	1.00%	1.01%	1.02	%(d)
Ratio of net investment income (loss) to average net assets	5.27%	5.10%	4.68%	4.40	%(d)
Portfolio turnover rate	92%	60%	114%	113	%(c)
Net assets, end of period (in thousands)	$9,052	$8,374	$8,009	$8,076
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.03%	2.12%	1.91%	3.89	%(d)
Net investment income (loss) to average net assets	4.17%	3.98%	3.78%	1.53	%(d)

*     Class A shares commenced operations on January 3, 2017.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)   Not annualized.
(d)   Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 33

Financial Highlights (continued)

	Year	Year	Year
	Ended	Ended	Ended	1/3/17* to
	8/31/20	8/31/19	8/31/18	8/31/17
Class C
Net asset value, beginning of period	$10.14	$9.96	$10.21	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.46	$0.43	$0.40	$0.24
Net realized and unrealized gain (loss) on investments	(0.24)	0.18	(0.22)	0.20
Net increase (decrease) from investment operations	$0.22	$0.61	$0.18	$0.44
Distributions to shareowners:
Net investment income	$(0.46)	$(0.43)	$(0.38)	$(0.23)
Net realized gain	—	—	(0.05)	—
Total distributions	$(0.46)	$(0.43)	$(0.43)	$(0.23)
Net increase (decrease) in net asset value	$(0.24)	$0.18	$(0.25)	$0.21
Net asset value, end of period	$9.90	$10.14	$9.96	$10.21
Total return (b)	2.30%	6.34%	1.84%	4.44	%(s)
Ratio of net expenses to average net assets	1.50%	1.75%	1.75%	1.75	%(d)
Ratio of net investment income (loss) to average net assets	4.67%	4.35%	3.94%	3.67	%(d)
Portfolio turnover rate	92%	60%	114%	113	%(c)
Net assets, end of period (in thousands)	$853	$4,089	$3,983	$4,032
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.58%	2.87%	2.65%	4.63	%(d)
Net investment income (loss) to average net assets	3.59%	3.23%	3.04%	0.79	%(d)

*     Class C shares commenced operations on January 3, 2017.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)   Not annualized.
(d)   Annualized.
The accompanying notes are an integral part of these financial statements.
34 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

	Year	Year	Year
	Ended	Ended	Ended	1/3/17* to
	8/31/20	8/31/19	8/31/18	8/31/17
Class Y
Net asset value, beginning of period	$10.15	$9.97	$10.22	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.54	$0.53	$0.50	$0.31
Net realized and unrealized gain (loss) on investments	(0.30)	0.18	(0.22)	0.20
Net increase (decrease) from investment operations	$0.24	$0.71	$0.28	$0.51
Distributions to shareowners:
Net investment income	$(0.56)	$(0.53)	$(0.48)	$(0.29)
Net realized gain	—	—	(0.05)	—
Total distributions	$(0.56)	$(0.53)	$(0.53)	$(0.29)
Net increase (decrease) in net asset value	$(0.32)	$0.18	$(0.25)	$0.22
Net asset value, end of period	$9.83	$10.15	$9.97	$10.22
Total return (b)	2.53%	7.41%	2.86%	5.14	%(c)
Ratio of net expenses to average net assets	0.63%	0.75%	0.75%	0.75	%(d)
Ratio of net investment income (loss) to average net assets	5.58%	5.35%	4.94%	4.67	%(d)
Portfolio turnover rate	92%	60%	114%	113	%(c)
Net assets, end of period (in thousands)	$12,934	$8,163	$8,021	$8,081
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.76%	1.87%	1.66%	3.63	%(d)
Net investment income (loss) to average net assets	4.45%	4.23%	4.03%	1.79	%(d)

*     Class Y shares commenced operations on January 3, 2017.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)   Not annualized.
(d)   Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 35

Notes to Financial Statements | 8/31/20
1. Organization and Significant Accounting Policies
Pioneer Corporate High Yield Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve a high level of current income and long-term capital appreciation.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of August 31, 2020. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The
36 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

Fund has adopted ASU 2017-08 as of January 1, 2019. The implementation of ASU 2017-08 did not have a material impact on the Fund’s financial statements.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.
When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 37

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At August 31, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
38 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At August 31, 2020, the Fund was permitted to carry forward indefinitely $632,762 of short-term losses and $542,823 of long-term losses.
The tax character of distributions paid during the years ended August 31, 2020 and August 31, 2019, were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$1,210,938	$1,008,080
Total	$1,210,938	$1,008,080

The following shows the components of distributable earnings (losses) on a federal income tax-basis at August 31, 2020:

2020
Distributable earnings/(loss):
Undistributed ordinary income	$137,631
Capital loss carryforward	(1,175,585)
Current year dividend payable	(67,099)
Net unrealized appreciation	29,700
Total	$(1,075,353)

Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 39

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark to market of credit default swaps and adjustments relating to credit default swaps.
D.    Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $0 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2020.
E.    Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
F.    Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
40 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 41

COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
G.   Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the
42 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.
As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is
Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 43

recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at August 31, 2020, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the year ended August 31, 2020, was $12,452. Open credit default swap contracts at August 31, 2020, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion and 0.45% of the Fund’s average daily net assets over $1 billion. For the year ended August 31, 2020, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.52% of the Fund’s average daily net assets.
Prior to December 2, 2019, The Adviser contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce fund expenses to 1.05%, 1.80% and 0.75% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Effective December 2, 2019, the Adviser contractually agreed to limit ordinary expenses to the extent required to reduce expenses to 0.90%, 1.65%, 0.60% and 0.60% of the average daily net assets attributable to Class A, Class C, Class K and Class Y shares, respectively. These expense limitations are in effect through January 1, 2021. Fees waived and expenses reimbursed during the year ended are reflected on the Statement of Operations. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $10,556 in management fees, administrative costs and certain other reimbursements payable to the Adviser at August 31, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
44 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2020, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$942
Class C	254
Class Y	47
Total	$1,243

4. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $425 in distribution fees payable to the Distributor at August 31, 2020.
In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2020, $0 CDSCs were paid to Distributor.
5. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds(the “Funds”), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and
Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 45

the 1940 Act. Effective February 5, 2020, the Fund participated in a facility that is in the amount of $250 million. Effective March 11, 2020, the Fund participates in a facility in the amount of $300 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended August 31, 2020, the Fund had no borrowings under the credit facility.
6. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at August 31, 2020, was as follows:

			Foreign
Statement of Assets	Interest	Credit	Exchange	Equity	Commodity
and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Swap contracts,
at value	$ —	$30,111	$ —	$ —	$ —
Total Value	$ —	$30,111	$ —	$ —	$ —

46 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at August 31, 2020, was as follows:

			Foreign
	Interest	Credit	Exchange	Equity	Commodity
Statement of Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Swap contracts	$ —	$(43,029)	$ —	$ —	$ —
Total Value	$ —	$(43,029)	$ —	$ —	$ —
Change in net
unrealized appreciation
(depreciation) on:
Swap contracts	$ —	$ 13,963	$ —	$ —	$ —
Total Value	$ —	$ 13,963	$ —	$ —	$ —

7. Subsequent Event
Effective September 25, 2020, Pioneer Corporate High Yield Fund (the “predecessor Fund”) reorganized with Pioneer Dynamic Credit Fund to form the combined Fund (the “Reorganization”). The investment strategies, performance, financial history, inception date, fiscal year end and portfolio management team of the combined Fund are that of the predecessor Fund. The purpose of this Reorganization was to combine two funds (managed by the Adviser) with similar investment objectives and strategies. As a result of the Reorganization, the combined Fund was renamed Pioneer Corporate High Yield Fund.
This tax-free reorganization was accomplished by exchanging the assets and liabilities of the predecessor Fund for shares of Pioneer Dynamic Credit Fund. Shareowners holding Class A, Class C and Class Y shares of the predecessor Fund received Class A, Class C and Class Y shares of Pioneer Dynamic Credit Fund, respectively, in the Reorganization. The investment portfolio of the predecessor Fund, with an aggregate value of $20,416,891 and an identified cost of $20,754,014 at September 25, 2020, was the principal asset acquired by the combined Fund.
Pioneer Dynamic Credit Fund was the legal survivor of the Reorganization. The predecessor Fund was the accounting survivor of the Reorganization. Accordingly, the predecessor Fund’s performance and financial history have become the performance and financial history of the combined Fund.
As of August 31, 2020, the Fund has accrued expenses related to the reorganization in the amount of $31,250, which are included in miscellaneous expenses on the Statement of Operations.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 47

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and the Shareholders of
Pioneer Corporate High Yield Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Corporate High Yield Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust V (the “Trust”)), including the schedule of investments, as of August 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Corporate High Yield Fund (one of the funds constituting Pioneer Series Trust V) at August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
48 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
October 30, 2020
Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 49

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Pioneer Asset Management, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through March 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements
50 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 51

Additional Information (unaudited)
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 74.81%.

52 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 53

Independent Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Thomas J. Perna (69) Chairman of the Board and Trustee	Trustee since 2016. Serves until a successor trustee is elected or earlier retirement or removal.
Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013)
and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice
President, The Bank of New York (financial and securities services)
(1986 – 2004)

Director, Broadridge Financial
Solutions, Inc. (investor
communications and securities
processing provider for financial
services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)

John E. Baumgardner, Jr. (69) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (63) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.
Managing Director - Head of Product Strategy and Development, BNY
Mellon Investment Management (investment management firm)
(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
Executive Vice President Head of Product, BNY Mellon Investment
Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of
Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic
Product and Business Development, Dreyfus Corporation (1994-2000)
None

54 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Benjamin M. Friedman (76) Trustee	Trustee since 2016. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Lorraine H. Monchak (64) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.
Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments
Group, American International Group, Inc. (insurance company) (1993 –
2001); Vice President – Corporate Finance and Treasury Group, Citibank,
N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
Management Group, Federal Farm Funding Corporation (government-
sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies
Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); and
Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
None
Marguerite A. Piret (72) Trustee	Trustee since 2016. Serves until a successor trustee is elected or earlier retirement or removal.
Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); and President and Chief
Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret
Company) (investment banking firm) (1981 – 2019)
Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)

Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 55

Independent Trustees (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Fred J. Ricciardi (73) Trustee	Trustee since 2016. Serves until a successor trustee is elected or earlier retirement or removal.
Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY
International Financing Corp. (financial services) (2002 – 2012); Director,
Mellon Overseas Investment Corp. (financial services) (2009 – 2012);
Director, Financial Models (technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment companies) (2004-2007);
Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY Alternative Investment Services,
Inc. (financial services) (2005-2007)
None

56 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

Interested Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lisa M. Jones (58)* Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal
Director, CEO and President of Amundi Pioneer Asset Management USA,
Inc. (investment management firm) (since September 2014); Director,
CEO and President of Amundi Pioneer Asset Management, Inc. (since
September 2014); Director, CEO and President of Amundi Pioneer
Distributor, Inc. (since September 2014); Director, CEO and President of
Amundi Pioneer Institutional Asset Management, Inc. (since September
2014); Chair, Amundi Pioneer Asset Management USA, Inc., Amundi Pioneer
Distributor, Inc. and Amundi Pioneer Institutional Asset Management, Inc.
(September 2014 – 2018); Managing Director, Morgan Stanley Investment
Management (investment management firm) (2010 – 2013); Director of
Institutional Business, CEO of International, Eaton Vance Management
(investment management firm) (2005 – 2010); and Director of Amundi
USA, Inc. (since 2017)
None
Kenneth J. Taubes (62)* Trustee	Trustee since 2016. Serves until a successor trustee is elected or earlier retirement or removal
Director and Executive Vice President (since 2008) and Chief Investment
Officer, U.S. (since 2010) of Amundi Pioneer Asset Management USA, Inc.
(investment management firm); Director and Executive Vice President and
Chief Investment Officer, U.S. of Amundi Pioneer (since 2008); Executive
Vice President and Chief Investment Officer, U.S. of Amundi Pioneer
Institutional Asset Management, Inc. (since 2009); Portfolio Manager of
Amundi Pioneer (since 1999); and Director of Amundi USA, Inc.
(since 2017)
None

*  Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 57

Fund Officers

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Christopher J. Kelley (55) Secretary and Chief Legal Officer	Since 2016. Serves at the discretion of the Board
Vice President and Associate General Counsel of Amundi Pioneer since
January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi Pioneer from July 2002 to December 2007
None
Carol B. Hannigan (59) Assistant Secretary	Since 2016. Serves at the discretion of the Board
Fund Governance Director of Amundi Pioneer since December 2006 and
Assistant Secretary of all the Pioneer Funds since June 2010; Manager –
Fund Governance of Amundi Pioneer from December 2003 to November
2006; and Senior Paralegal of Amundi Pioneer from January 2000 to
November 2003
None
Thomas Reyes (57) Assistant Secretary	Since 2016. Serves at the discretion of the Board	Assistant General Counsel of Amundi Pioneer since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; and Counsel of Amundi Pioneer from June 2007 to May 2013	None
Mark E. Bradley (60) Treasurer and Chief Financial and Accounting Officer	Since 2016. Serves at the discretion of the Board
Vice President – Fund Treasury of Amundi Pioneer; Treasurer of all of the
Pioneer Funds since March 2008; Deputy Treasurer of Amundi Pioneer from
March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer
Funds from March 2004 to February 2008
None
Luis I. Presutti (55) Assistant Treasurer	Since 2016. Serves at the discretion of the Board	Director – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
Gary Sullivan (62) Assistant Treasurer	Since 2016. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None

58 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Antonio Furtado (38) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
John Malone (48) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board
Managing Director, Chief Compliance Officer of Amundi Pioneer Asset
Management; Amundi Pioneer Institutional Asset Management, Inc.; and
the Pioneer Funds since September 2018; and Chief Compliance Officer of Amundi Pioneer Distributor, Inc. since January 2014.
None
Kelly O’Donnell (49) Anti-Money Laundering Officer	Since 2016. Serves at the discretion of the Board	Vice President – Amundi Pioneer Asset Management; and Anti-Money Laundering Officer of all the Pioneer Funds since 2006	None

Pioneer Corporate High Yield Fund | Annual Report | 8/31/20 59

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60 Pioneer Corporate High Yield Fund | Annual Report | 8/31/20

How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 30494-03-1020

Pioneer Global Equity Fund
Annual Report | August 31, 2020

A: GLOSX	C: GCSLX	K: PGEKX	R: PRGEX	Y: PGSYX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Global Equity Fund | Annual Report | 8/31/20 1

President’s Letter

Dear Shareholders,
The new decade has arrived delivering a half-year (and more) that will go down in the history books. The beginning of 2020 seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The long-term impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile, delivering significantly negative performance in the first quarter, and then staging a strong rally for most of the second quarter. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions –can help mitigate the potential risks during periods of market volatility. As the first several months of 2020 have reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
2 Pioneer Global Equity Fund | Annual Report | 8/31/20

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
August 31, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Global Equity Fund | Annual Report | 8/31/20 3

Portfolio Management Discussion | 8/31/20
In the following interview, portfolio managers Marco Pirondini, John Peckham*, and Brian Chen* discuss the factors that influenced the performance of Pioneer Global Equity Fund during the 12-month period ended August 31, 2020. Mr. Pirondini, Senior Managing Director, Head of Equities, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer); Mr. Peckham, a Senior Vice President and a portfolio manager at Amundi Pioneer; and Mr. Chen, a Vice President and a portfolio manager at Amundi Pioneer, are responsible for the day-today management of the Fund.
Q    How did the Fund perform over the 12-month period ended August 31, 2020?
A    Pioneer Global Equity Fund’s Class A shares returned 16.78% at net asset value during the 12-month period ended August 31, 2020, while the Fund’s benchmarks, the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index1, returned 16.79% and 16.52%, respectively. During the same period, the average return of the 825 mutual funds in Morningstar’s World Large Stock Funds category was 15.20%.
Q    How would you characterize the investment environment in the global equity markets during the 12-month period ended August 31, 2020?
A    At the start of the 12-month period in September 2019, global stocks traded within a range, with moves either up or down driven mainly by headlines pertaining to global trade issues, economic prospects, and interest rates. As previously signaled, the U.S. Federal Reserve (Fed) enacted interest-rate cuts in August and September of 2019, while corporate earnings generally came in at or above analysts’ forecasts.
*     Mr. Peckham and Mr. Chen became portfolio managers on the Fund effective December 9, 2019.
1     The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.
4 Pioneer Global Equity Fund | Annual Report | 8/31/20

Stocks then moved higher over the fourth quarter of 2019 as investors became encouraged by data suggesting improving global economic growth. In the United States, the economy continued to receive support from a strong consumer amid low unemployment numbers. In addition, December 2019 saw the United States and China reach a much anticipated “phase one” trade agreement, where the U.S. agreed to eliminate some tariffs and China pledged to boost its purchases of U.S. agricultural products. Those factors contributed to provide solid support for market/investor sentiment all the way into February of 2020.
Late February and early March 2020 saw severe disruptions in both fixed-income and equity markets with the emergence of COVID-19, which all but shut down the global economy as governments around the world implemented severe limitations on individual and business activities in an attempt to control the spread of the virus. In the U.S., the Standard & Poor’s 500 Index (the S&P 500) lost more than one-third of its value between February 19 and March 23, 2020, as many investors fled stocks and moved into so-called “safe havens,” such as U.S. Treasuries.
In response to the onset of the pandemic, global central banks and governments acted swiftly, seeking to keep businesses and consumers afloat. The Fed slashed the federal funds rate’s target range to near zero in March, restarted its 2008-2009 financial crisis-era lending facilities, and created new bond-purchase programs. In addition, the U.S. Congress and the White House agreed on a $2.2 trillion financial aid package, providing significant economic stimulus. In the wake of the stimulus efforts, market participants grew more optimistic that steps taken toward reopening the domestic and global economies as the spring and summer of 2020 progressed would support a longer-term economic recovery.
Global equities, in particular, rebounded strongly over the remainder of the 12-month period, despite occasional market disruptions stemming from uncertainties driven by intense political debates that delayed passage of additional fiscal stimulus legislation in the U.S., and the country’s upcoming presidential election in November.
Q    Would you review the Fund’s overall investment approach?
A    When picking investments for the Fund, we examine mid- and large-capitalization stocks worldwide, including those located in the emerging markets. From there, we build a diversified** portfolio. We look for stocks that we think can provide “growth at a reasonable price,” and so there is a strong value component to our analysis.
**    Diversification does not assure a profit nor protect against loss.
Pioneer Global Equity Fund | Annual Report | 8/31/20 5

We seek to invest the Fund in companies that are not only benefiting from operating efficiencies as reflected in factors such as increased market share and revenues, but that are also employing their capital efficiently. In particular, we emphasize strong free cash flow, as that has tended to provide companies with the flexibility to do share buybacks, reinvest in their businesses, make acquisitions, and raise dividends***. We also look for stocks with attractive dividend yields as well as those trading at below-market valuations.
Finally, we attempt to assess not only the potential price gains for each stock, but also the potential for a decline in price if circumstances become unfavorable. We prefer stocks that we believe have the highest potential upside relative to their downside.
Q    Which of your investment decisions or individual portfolio holdings either aided or detracted from the Fund’s benchmark-relative performance during the 12-month period ended August 31, 2020?
A    During the 12-month period, the Fund’s sector allocations and security selection results contributed positively to benchmark-relative returns. With regard to asset allocation, a portfolio underweight to real estate and an overweight to the consumer discretionary sector aided the Fund’s relative performance, while overweights to the struggling energy and financials sectors detracted from benchmark-relative results. With regard to stock selection, results within consumer discretionary, materials, and industrials boosted the Fund’s benchmark-relative performance, while selection results in health care and financials detracted from relative returns.
In terms of individual portfolio holdings, the top positive contributors to the Fund’s benchmark-relative performance during the 12-month period included Amazon.com, Alibaba, eBay, LG Chem, and Generac Holdings. In the case of Amazon, Alibaba (China’s version of Amazon.com), and eBay, all three companies have been benefiting significantly from favorable positioning within online retail, particularly in light of the retail store shutdowns caused by the COVID-19 pandemic. In addition, eBay’s shares rallied in the wake of a recent, successful restructuring of the company, and from a profitable sale of one of its former subsidiaries.
LG Chem (materials), based in South Korea, is one of the world’s largest manufacturers of batteries for electric vehicles. Solidly positive trends in the market for electric cars have helped to boost the performance of the company’s shares. Within the industrials sector, the Fund’s position in Generac, a leading manufacturer of home standby generators, has been
*** Dividends are not guaranteed.
6 Pioneer Global Equity Fund | Annual Report | 8/31/20

benefiting from strong demand, driven in part by the decreased reliability of an aging U.S. electrical grid as well as investors’ optimism about a recent acquisition the company made within the home battery/solar panel electric-storage market.
The portfolio positions that detracted the most from the Fund’s relative returns over the 12-month period included Marathon Petroleum, PBF Energy, KB Financial Group, Ping An Insurance, and Grupo Financiero Banorte. Shares of both Marathon Petroleum and PBF Energy struggled during the 12-month period, as a sharp downturn in demand for gasoline and diesel fuel ravaged nearly the entire energy sector. We have retained the Fund’s position in Marathon Petroleum because of our confidence in the eventual recovery of energy demand. However, we sold PBF Energy from the portfolio, based on our view that the company’s rebound from the drop in energy prices could be significantly more difficult.
Within financials, shares of South Korean bank KB Financial underperformed over the 12-month period, as stocks of emerging markets financials firms faced a difficult environment due to the pandemic situation. China-based Ping An Insurance was another detractor from the Fund’s relative performance as the company dealt with the negative fallout from COVID-19, which made it difficult for Ping An’s employees to conduct in-person insurance sales meetings. Lastly, COVID-19 also had a detrimental effect on the performance of Grupo Financiero, a Mexican bank, as the Mexican economy contracted in the wake of the pandemic-induced lockdowns. We have retained the Fund’s positions in all three of the emerging markets financials stocks discussed here, based on our belief that each has the potential to recover when the current difficulties related to COVID-19 eventually ease.
Q    Did the Fund have any exposure to derivatives during the 12-month period ended August 31, 2020, and did those investments have an effect on performance?
A    During portions of the 12-month period, we employed derivative securities in the portfolio at a minimal level, including forward foreign currency exchange contracts (currency forwards). The use of derivatives had a negligible effect on the Fund’s performance.
Q    What is your outlook, and how have you positioned the Fund heading into its new fiscal year?
A    With the risk of COVID-19 still present across the globe, investors have reacted by reducing exposure to riskier assets in favor of assets perceived to be safer, including U.S. Treasuries and gold. We expect the pandemic
Pioneer Global Equity Fund | Annual Report | 8/31/20 7

to continue to have a significant effect on global economic growth, particularly in Europe and Asia, which have tended to be more reliant on exports. The U.S. economy is more consumer driven, and so we believe U.S. consumers could benefit from lower interest rates and discounted energy prices. However, we also expect that the pandemic may continue to exert pressure on the earnings of S&P 500 companies, as those firms typically have had exposure to the global economy.
While the full, final effects of the pandemic remain unknown, we believe they are likely to be temporary in nature, and that markets may normalize, eventually. As for positioning, given the continued lack of certainty regarding the timing of a global recovery from the effects of COVID-19, we have essentially taken a neutral-weighted stance in the Fund across both benchmark sectors and macroeconomic market segments.
Please refer to the Schedule of Investments on pages 19–25 for a full listing of fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.
Investments in small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.
When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.
The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.
8 Pioneer Global Equity Fund | Annual Report | 8/31/20

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Global Equity Fund | Annual Report | 8/31/20 9

Portfolio Summary | 8/31/20

Sector Distribution

(As a percentage of total investments)*

† Amount rounds to less than 0.1%.

Geographical Distribution

(As a percentage of total investments based on country of domicile)*

10 Largest Holdings

(As a percentage of total investments)*

1.	Apple, Inc.	5.09%
2.	Microsoft Corp.	4.21
3.	Alphabet, Inc.	3.78
4.	Amazon.com, Inc.	2.60
5.	KB Financial Group, Inc.	2.48
6.	Pfizer, Inc.	2.46
7.	Unilever NV	2.38
8.	Medtronic Plc	2.22
9.	Verizon Communications, Inc.	2.20
10.	Cognizant Technology Solutions Corp.	2.19

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
10 Pioneer Global Equity Fund | Annual Report | 8/31/20

Prices and Distributions | 8/31/20

Net Asset Value per Share

Class	8/31/20	8/31/19
A	$15.69	$13.56
C	$15.29	$13.20
K	$15.70	$13.56
R	$15.60	$13.47
Y	$15.74	$13.61

Distributions per Share: 9/1/19–8/31/20

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1416	$ —	$ —
C	$ —	$ —	$ —
K	$0.2080	$ —	$ —
R	$0.0747	$ —	$ —
Y	$0.2168	$ —	$ —

Index Definitions
The Morgan Stanley Capital International (MSCI) World NR† Index is an unmanaged measure of the performance of stock markets in the developed world. The MSCI All Country World NR Index is an unmanaged, free-float-adjusted, market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, and consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in either index.
The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–16.
†  NR (Net Return), which indicates that the returns for these indices approximate the minimum possible dividend reinvestment.
Pioneer Global Equity Fund | Annual Report | 8/31/20 11

Performance Update | 8/31/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of August 31, 2020)
				MSCI
	Net	Public	MSCI	All
	Asset	Offering	World	Country
	Value	Price	NR	World
Period	(NAV)	(POP)	Index	NR Index
10 years	9.23%	8.58	10.74%	9.90%
5 years	7.72	6.45	10.42	10.21
1 year	16.78	10.07	16.79	16.52

Expense Ratio
(Per prospectus dated December 31, 2019,
as revised February 1, 2020)
Gross	Net
1.35%	1.15%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2021, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
12 Pioneer Global Equity Fund | Annual Report | 8/31/20

Performance Update | 8/31/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of August 31, 2020)
				MSCI
			MSCI	All
			World	Country
	If	If	NR	World
Period	Held	Redeemed	Index	NR Index
10 years	8.33%	8.33%	10.74%	9.90%
5 years	6.90	6.90	10.42	10.21
1 year	15.83	15.83	16.79	16.52

Expense Ratio
(Per prospectus dated December 31, 2019,
as revised February 1, 2020)
Gross
2.05%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Global Equity Fund | Annual Report | 8/31/20 13

Performance Update | 8/31/20	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of August 31, 2020)
			MSCI
	Net	MSCI	All
	Asset	World	Country
	Value	NR	World
Period	(NAV)	Index	NR Index
10 years	9.51%	10.74%	9.90%
5 years	8.23	10.42	10.21
1 year	17.36	16.79	16.52

Expense Ratio
(Per prospectus dated December 31, 2019,
as revised February 1, 2020)
Gross	Net
0.84%	0.70%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2021, for Class K shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
14 Pioneer Global Equity Fund | Annual Report | 8/31/20

Performance Update | 8/31/20	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of August 31, 2020)
			MSCI
	Net	MSCI	All
	Asset	World	Country
	Value	NR	World
Period	(NAV)	Index	NR Index
10 years	9.06%	10.74%	9.90%
5 years	7.41	10.42	10.21
1 year	16.38	16.79	16.52

Expense Ratio
(Per prospectus dated December 31, 2019,
as revised February 1, 2020)
Gross	Net
1.72%	1.55%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2021, for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Global Equity Fund | Annual Report | 8/31/20 15

Performance Update | 8/31/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of August 31, 2020)
			MSCI
	Net	MSCI	All
	Asset	World	Country
	Value	NR	World
Period	(NAV)	Index	NR Index
10 years	9.74%	10.74%	9.90%
5 years	8.23	10.42	10.21
1 year	17.29	16.79	16.52

Expense Ratio
(Per prospectus dated December 31, 2019,
as revised February 1, 2020)
Gross	Net
0.97%	0.70%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Performance shown for periods prior to the inception of the Fund’s Class Y shares on December 31, 2008, is the NAV performance of the Fund’s Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2008, the actual performance of Class Y shares is reflected.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2021, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
16 Pioneer Global Equity Fund | Annual Report | 8/31/20

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)    ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)    transaction costs, including sales charges (loads) on purchase payments and redemption fees.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)   Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)   Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund
Based on actual returns from March 1, 2020 through August 31, 2020.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/20
Ending Account	$1,128.75	$1,124.24	$1,131.94	$1,127.17	$1,131.49
Value on 8/31/20
Expenses Paid	$6.15	$10.20	$3.75	$7.97	$3.75
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 1.15%, 1.91%, 0.70%, 1.49% and 0.70% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Pioneer Global Equity Fund | Annual Report | 8/31/20 17

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2020 through August 31, 2020.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/20
Ending Account	$1,019.36	$1,015.53	$1,021.62	$1,017.65	$1,021.62
Value on 8/31/20
Expenses Paid	$5.84	$9.68	$3.56	$7.56	$3.56
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 1.15%, 1.91%, 0.70%, 1.49% and 0.70% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
18 Pioneer Global Equity Fund | Annual Report | 8/31/20

Schedule of Investments | 8/31/20

Shares		Value
	UNAFFILIATED ISSUERS — 98.3%
	COMMON STOCKS — 98.3% of Net Assets
	Automobiles — 1.0%
201,854	Fiat Chrysler Automobiles NV	$ 2,225,116
4,814(a)	XPeng, Inc. (A.D.R.)	98,687
	Total Automobiles	$ 2,323,803
	Banks — 5.8%
235,086(a)	ABN AMRO Bank NV (144A)	$ 2,238,988
46,705	BNP Paribas S.A.	2,035,255
979,824(a)	Grupo Financiero Banorte S.A.B de CV, Class O	3,365,816
178,892	KB Financial Group, Inc.	5,540,506
	Total Banks	$ 13,180,565
	Biotechnology — 2.2%
36,151	AbbVie, Inc.	$ 3,462,181
2,583(a)	Regeneron Pharmaceuticals, Inc.	1,601,279
	Total Biotechnology	$ 5,063,460
	Capital Markets — 3.0%
56,546	AllianceBernstein Holding LP, Class Miscella	$ 1,610,996
7,547	Cboe Global Markets, Inc.	692,739
15,121	Euronext NV (144A)	1,838,111
228,415	UBS Group AG	2,782,161
	Total Capital Markets	$ 6,924,007
	Chemicals — 1.3%
4,602	LG Chem, Ltd.	$ 2,849,807
	Total Chemicals	$ 2,849,807
	Construction Materials — 2.0%
121,817	CRH Plc	$ 4,610,408
	Total Construction Materials	$ 4,610,408
	Diversified Telecommunication Services — 3.5%
277,913	CenturyLink, Inc.	$ 2,987,565
82,952	Verizon Communications, Inc.	4,916,565
	Total Diversified Telecommunication Services	$ 7,904,130
	Electric Utilities — 1.0%
82,455	PPL Corp.	$ 2,278,232
	Total Electric Utilities	$ 2,278,232
	Electrical Equipment — 4.7%
12,227	Eaton Corp. Plc	$ 1,248,377
12,651(a)	Generac Holdings, Inc.	2,403,437
185,900	Mitsubishi Electric Corp.	2,553,395
122,777	Prysmian S.p.A.	3,431,747
5,266	Rockwell Automation, Inc.	1,213,971
	Total Electrical Equipment	$ 10,850,927

The accompanying notes are an integral part of these financial statements.
Pioneer Global Equity Fund | Annual Report | 8/31/20 19

Schedule of Investments | 8/31/20 (continued)

Shares		Value
Electronic Equipment, Instruments &
Components — 2.2%
12,053	CDW Corp.	$ 1,369,823
9,643	Samsung SDI Co., Ltd.	3,665,677
Total Electronic Equipment, Instruments &
	Components	$ 5,035,500
Financials — 1.4%
8,492	Allianz SE	$ 1,839,231
36,812	Charles Schwab Corp.	1,307,930
	Total Financials	$ 3,147,161
Food & Staples Retailing — 2.3%
16,832	Magnit PJSC	$ 1,005,528
82,305	Magnit PJSC (G.D.R.)	1,207,965
99,600	Seven & I Holdings Co., Ltd.	3,223,633
	Total Food & Staples Retailing	$ 5,437,126
Food Products — 0.5%
31,506	Kraft Heinz Co.	$ 1,103,970
	Total Food Products	$ 1,103,970
Health Care — 1.9%
28,318	Johnson & Johnson	$ 4,344,264
	Total Health Care	$ 4,344,264
Health Care Equipment & Supplies — 3.7%
46,156	Medtronic Plc	$ 4,960,385
24,236	Zimmer Biomet Holdings, Inc.	3,414,368
	Total Health Care Equipment & Supplies	$ 8,374,753
Hotels, Restaurants & Leisure — 2.1%
55,359	Darden Restaurants, Inc.	$ 4,797,965
	Total Hotels, Restaurants & Leisure	$ 4,797,965
Household Durables — 3.0%
76,905	Persimmon Plc	$ 2,692,499
52,800	Sony Corp.	4,133,279
	Total Household Durables	$ 6,825,778
Household Products — 1.3%
21,592	Procter & Gamble Co.	$ 2,986,821
	Total Household Products	$ 2,986,821
Insurance — 6.2%
84,688	Hartford Financial Services Group, Inc.	$ 3,425,630
404,000	Ping An Insurance Group Co. of China, Ltd., Class H	4,280,826
37,350	Progressive Corp.	3,549,744
13,906	Willis Towers Watson Plc	2,858,100
	Total Insurance	$ 14,114,300

The accompanying notes are an integral part of these financial statements.
20 Pioneer Global Equity Fund | Annual Report | 8/31/20

Shares		Value
Interactive Media & Services — 4.5%
5,179(a)	Alphabet, Inc.	$ 8,439,336
5,842(a)	Facebook, Inc.	1,712,874
	Total Interactive Media & Services	$ 10,152,210
Internet & Direct Marketing Retail — 6.2%
100,400(a)	Alibaba Group Holding, Ltd.	$ 3,612,209
1,685(a)	Amazon.com, Inc.	5,814,868
81,377	eBay, Inc.	4,457,832
	Total Internet & Direct Marketing Retail	$ 13,884,909
IT Services — 2.1%
73,152	Cognizant Technology Solutions Corp.	$ 4,890,943
	Total IT Services	$ 4,890,943
Machinery — 1.4%
21,636	Caterpillar, Inc.	$ 3,079,019
	Total Machinery	$ 3,079,019
Metals & Mining — 1.2%
45,249	Rio Tinto Plc	$ 2,776,178
	Total Metals & Mining	$ 2,776,178
Multi-Utilities — 2.0%
223,189	CenterPoint Energy, Inc.	$ 4,479,403
	Total Multi-Utilities	$ 4,479,403
Oil, Gas & Consumable Fuels — 3.5%
13,599	LUKOIL PJSC (A.D.R.)	$ 914,261
91,700	Marathon Petroleum Corp.	3,251,682
745,329	Rosneft Oil Co. PJSC (G.D.R.)	3,772,857
	Total Oil, Gas & Consumable Fuels	$ 7,938,800
Pharmaceuticals — 6.2%
26,200	Eisai Co., Ltd.	$ 2,287,163
83,700	KDDI Corp.	2,428,152
145,353	Pfizer, Inc.	5,492,890
10,844	Roche Holding AG	3,792,046
	Total Pharmaceuticals	$ 14,000,251
Real Estate Management & Development — 0.0%†
6(a)	Vinhomes JSC (144A)	$ 20
	Total Real Estate Management & Development	$ 20
Road & Rail — 1.2%
14,831	Kansas City Southern	$ 2,699,835
	Total Road & Rail	$ 2,699,835

The accompanying notes are an integral part of these financial statements.
Pioneer Global Equity Fund | Annual Report | 8/31/20 21

Schedule of Investments | 8/31/20 (continued)

Shares		Value
	Semiconductors & Semiconductor Equipment — 4.3%
67,702(a)	Micron Technology, Inc.	$ 3,081,118
25,334	QUALCOMM, Inc.	3,017,279
257,000	Taiwan Semiconductor Manufacturing Co., Ltd.	3,734,767
	Total Semiconductors & Semiconductor Equipment	$ 9,833,164
	Software — 6.0%
41,710	Microsoft Corp.	$ 9,406,856
75,714	Oracle Corp.	4,332,355
	Total Software	$ 13,739,211
	Specialty Retail — 0.5%
6,956	Lowe’s Cos., Inc.	$ 1,145,584
	Total Specialty Retail	$ 1,145,584
	Technology Hardware, Storage & Peripherals — 6.4%
88,180	Apple, Inc.	$ 11,378,747
69,202	Samsung Electronics Co., Ltd.	3,147,709
	Total Technology Hardware, Storage & Peripherals	$ 14,526,456
	Trading Companies & Distributors — 1.4%
12,705	Ferguson Plc	$ 1,253,258
9,349(a)	United Rentals, Inc.	1,655,241
	Total Trading Companies & Distributors	$ 2,908,499
	Wireless Telecommunication Services — 2.3%
91,575	Unilever NV	$ 5,311,470
	Total Wireless Telecommunication Services	$ 5,311,470
	TOTAL COMMON STOCKS
	(Cost $185,450,437)	$223,518,929
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 98.3%
	(Cost $185,450,437) (b)	$223,518,929
	OTHER ASSETS AND LIABILITIES — 1.7%	$ 3,965,542
	NET ASSETS — 100.0%	$227,484,471

(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2020, the value of these securities amounted to $4,077,119, or 1.8% of net assets.

(A.D.R.)	American Depositary Receipts.
(G.D.R.)	Global Depositary Receipts.
†	Amount rounds to less than 0.1%.
(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.
22 Pioneer Global Equity Fund | Annual Report | 8/31/20

(b)	Distribution of investments by country of domicile (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

	United States	56.9%
	United Kingdom	7.7%
	South Korea	6.8%
	Japan	6.5%
	Ireland	4.3%
	China	3.6%
	Russia	3.1%
	Switzerland	2.9%
	Netherlands	1.8%
	Taiwan	1.7%
	Italy	1.5%
	Mexico	1.5%
	Other (individually less than 1%)	1.7%
		100.0%

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

						Unrealized
Currency	In	Currency			Settlement	Appreciation
Purchased	Exchange for	Sold	Deliver	Counterparty	Date	(Depreciation)
CNH	36,436,064	USD	(5,227,556)	Goldman	10/30/20	$ 70,692
				Sachs
				International
USD	5,075,000	CNH	(36,436,064)	Goldman	10/30/20	(223,248)
				Sachs
				International
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$ (152,556)

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
CNH — China yuan
Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2020, aggregated $237,600,928 and $258,202,579, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended August 31, 2020, the Fund did not engage in any cross trade activity.
The accompanying notes are an integral part of these financial statements.
Pioneer Global Equity Fund | Annual Report | 8/31/20 23

Schedule of Investments | 8/31/20 (continued)
At August 31, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $187,025,667 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$44,186,634
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(7,693,372)
Net unrealized appreciation	$36,493,262

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
24 Pioneer Global Equity Fund | Annual Report | 8/31/20

The following is a summary of the inputs used as of August 31, 2020, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles	$98,687	$2,225,116	$—	$2,323,803
Banks	—	13,180,565	—	13,180,565
Capital Markets	2,303,735	4,620,272	—	6,924,007
Chemicals	—	2,849,807	—	2,849,807
Construction Materials	—	4,610,408	—	4,610,408
Electrical Equipment	4,865,785	5,985,142	—	10,850,927
Electronic Equipment,
Instruments & Components	1,369,823	3,665,677	—	5,035,500
Financials	1,307,930	1,839,231	—	3,147,161
Food & Staples Retailing	—	5,437,126	—	5,437,126
Household Durables	—	6,825,778	—	6,825,778
Insurance	9,833,474	4,280,826	—	14,114,300
Internet & Direct
Marketing Retail	10,272,700	3,612,209	—	13,884,909
Metals & Mining	—	2,776,178	—	2,776,178
Oil, Gas & Consumable Fuels	4,165,943	3,772,857	—	7,938,800
Pharmaceuticals	5,492,890	8,507,361	—	14,000,251
Real Estate Management &
Development	—	20	—	20
Semiconductors &
Semiconductor Equipment	6,098,397	3,734,767	—	9,833,164
Technology Hardware,
Storage & Peripherals	11,378,747	3,147,709	—	14,526,456
Trading Companies &
Distributors	1,655,241	1,253,258	—	2,908,499
Wireless Telecommunication
Services	—	5,311,470	—	5,311,470
All Other Common Stocks	77,039,800	—	—	77,039,800
Total Investments in Securities	$135,883,152	$87,635,777	$—	$223,518,929
Other Financial Instruments
Net unrealized depreciation
on forward foreign currency
exchange contracts	$—	$(152,556)	$—	$(152,556)
Total Other Financial Instruments	$—	$(152,556)	$—	$(152,556)

During the year ended August 31, 2020, there were no transfers between Levels 1, 2 and 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Global Equity Fund | Annual Report | 8/31/20 25

Statement of Assets and Liabilities | 8/31/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $185,450,437)	$223,518,929
Cash	2,722,760
Foreign currencies, at value (cost $196,786)	199,664
Due from broker for futures	809,956
Receivables —
Investment securities sold	1,230,651
Fund shares sold	29,555
Dividends	812,049
Due from the Adviser	66,989
Other assets	19,182
Total assets	$229,409,735
LIABILITIES:
Payables —
Investment securities purchased	$1,288,259
Fund shares repurchased	223,570
Distributions	2,285
Trustees’ fees	1,173
Professional fees	49,762
Transfer agent fees	67,132
Net unrealized depreciation on forward foreign
currency exchange contracts	152,556
Due to affiliates	79,768
Accrued expenses	60,759
Total liabilities	$1,925,264
NET ASSETS:
Paid-in capital	$209,737,427
Distributable earnings	17,747,044
Net assets	$227,484,471
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $135,174,632/8,616,918 shares)	$15.69
Class C (based on $9,969,511/651,923 shares)	$15.29
Class K (based on $53,826,090/3,429,402 shares)	$15.70
Class R (based on $14,090,443/903,386 shares)	$15.60
Class Y (based on $14,423,795/916,498 shares)	$15.74
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $15.69 net asset value per share/100%-5.75%
maximum sales charge)	$16.65

The accompanying notes are an integral part of these financial statements.
26 Pioneer Global Equity Fund | Annual Report | 8/31/20

Statement of Operations
FOR THE YEAR ENDED 8/31/20

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes
withheld $280,184)	$4,784,834
Interest from unaffiliated issuers	28,607
Total investment income		$4,813,441
EXPENSES:
Management fees	$1,421,204
Administrative expense	142,196
Transfer agent fees
Class A	249,742
Class C	16,476
Class K	55
Class R	39,110
Class Y	16,794
Distribution fees
Class A	325,678
Class C	105,498
Class R	72,865
Shareowner communications expense	95,520
Custodian fees	65,670
Registration fees	139,450
Professional fees	72,882
Printing expense	42,922
Pricing fees	10,266
Trustees’ fees	7,834
Insurance expense	2,828
Miscellaneous	37,205
Total expenses		$2,864,195
Less fees waived and expenses reimbursed by the Adviser		(504,427)
Net expenses		$2,359,768
Net investment income		$2,453,673
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$626,627
Forward foreign currency exchange contracts	73,733
Futures contracts	404,019
Other assets and liabilities denominated in
foreign currencies	(124,102)	$980,277
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$30,709,893
Forward foreign currency exchange contracts	(152,556)
Other assets and liabilities denominated in
foreign currencies	22,324	$30,579,661
Net realized and unrealized gain (loss) on investments		$31,559,938
Net increase in net assets resulting from operations		$34,013,611

The accompanying notes are an integral part of these financial statements.
Pioneer Global Equity Fund | Annual Report | 8/31/20 27

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	8/31/20	8/31/19
FROM OPERATIONS:
Net investment income (loss)	$2,453,673	$4,086,251
Net realized gain (loss) on investments	980,277	(12,028,599)
Change in net unrealized appreciation (depreciation)
on investments	30,579,661	(16,112,274)
Net increase (decrease) in net assets resulting
from operations	$34,013,611	$(24,054,622)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.14 and $1.30 per share, respectively)	$(1,320,406)	$(12,915,380)
Class C ($0.00 and $1.22 per share, respectively)	—	(1,347,514)
Class K ($0.21 and $1.37 per share, respectively)	(717,116)	(4,568,270)
Class R ($0.07 and $1.24 per share, respectively)	(79,764)	(1,525,758)
Class Y ($0.22 and $1.37 per share, respectively)	(216,766)	(2,058,755)
Total distributions to shareowners	$(2,334,052)	$(22,415,677)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$15,662,134	$34,933,052
Reinvestment of distributions	2,253,177	17,500,339
Cost of shares repurchased	(41,107,889)	(73,385,407)
Net decrease in net assets resulting from Fund
share transactions	$(23,192,578)	$(20,952,016)
Net increase (decrease) in net assets	$8,486,981	$(67,422,315)
NET ASSETS:
Beginning of year	$218,997,490	$286,419,805
End of year	$227,484,471	$218,997,490

The accompanying notes are an integral part of these financial statements.
28 Pioneer Global Equity Fund | Annual Report | 8/31/20

	Year Ended	Year Ended	Year Ended	Year Ended
	8/31/20	8/31/20	8/31/19	8/31/19
	Shares	Amount	Shares	Amount
Class A
Shares sold	485,808	$6,875,088	1,140,285	$16,998,266
Reinvestment of distributions	84,364	1,287,390	918,073	12,547,192
Less shares repurchased	(1,599,722)	(22,568,993)	(2,108,652)	(29,563,378)
Net decrease	(1,029,550)	$(14,406,515)	(50,294)	$(17,920)
Class C
Shares sold	85,794	$1,190,523	123,492	$1,687,615
Reinvestment of distributions	—	—	97,824	1,310,828
Less shares repurchased	(338,294)	(4,676,495)	(982,330)	(14,421,995)
Net decrease	(252,500)	$(3,485,972)	(761,014)	$(11,423,552)
Class K
Shares sold	230,598	$3,356,288	127,758	$1,663,010
Reinvestment of distributions	47,107	716,965	42,557	522,646
Less shares repurchased	(78,845)	(1,095,392)	(355,473)	(4,932,597)
Net increase (decrease)	198,860	$2,977,861	(185,158)	$(2,746,941)
Class R
Shares sold	129,808	$1,798,714	424,192	$5,662,055
Reinvestment of distributions	5,131	77,983	88,826	1,210,213
Less shares repurchased	(397,831)	(5,522,574)	(630,827)	(8,548,684)
Net decrease	(262,892)	$(3,645,877)	(117,809)	$(1,676,416)
Class Y
Shares sold	173,878	$2,441,521	634,370	$8,922,106
Reinvestment of distributions	11,195	170,839	139,785	1,909,460
Less shares repurchased	(500,751)	(7,244,435)	(1,134,777)	(15,918,753)
Net decrease	(315,678)	$(4,632,075)	(360,622)	$(5,087,187)

The accompanying notes are an integral part of these financial statements.
Pioneer Global Equity Fund | Annual Report | 8/31/20 29

Financial Highlights

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	8/31/20	8/31/19		8/31/18	8/31/17	8/31/16*
Class A
Net asset value, beginning of period	$13.56	$16.26		$15.77	$13.43	$13.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.15	$0.23		$0.16	$0.11	$0.14
Net realized and unrealized gain (loss) on investments	2.12	(1.63)		1.38	2.40	0.37
Net increase (decrease) from investment operations	$2.27	$(1.40)		$1.54	$2.51	$0.51
Distributions to shareowners:
Net investment income	$(0.14)	$(0.08)		$(0.21)	$(0.17)	$(0.08)
Net realized gain	—	(1.22)		(0.84)	—	—
Total distributions	$(0.14)	$(1.30)		$(1.05)	$(0.17)	$(0.08)
Net increase (decrease) in net asset value	$2.13	$(2.70)		$0.49	$2.34	$0.43
Net asset value, end of period	$15.69	$13.56		$16.26	$15.77	$13.43
Total return (b)	16.78%	(8.62	)%(c)	10.01%	18.89%	3.92%
Ratio of net expenses to average net assets	1.15%	1.16%		1.24%	1.27%	1.30%
Ratio of net investment income (loss) to average net assets	1.05%	1.64%		0.99%	0.79%	1.08%
Portfolio turnover rate	112%	87%		98%	85%	88%
Net assets, end of period (in thousands)	$135,175	$130,777		$157,633	$78,417	$74,333
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.39%	1.36%		1.40%	1.46%	1.45%
Net investment income (loss) to average net assets	0.81%	1.44%		0.83%	0.60%	0.94%

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)   If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.69)%.
The accompanying notes are an integral part of these financial statements.
30 Pioneer Global Equity Fund | Annual Report | 8/31/20

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	8/31/20	8/31/19		8/31/18	8/31/17	8/31/16*
Class C
Net asset value, beginning of period	$13.20	$15.88		$15.42	$13.13	$12.72
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.04	$0.12		$0.04	$0.01	$0.04
Net realized and unrealized gain (loss) on investments	2.05	(1.58)		1.34	2.34	0.37
Net increase (decrease) from investment operations	$2.09	$(1.46)		$1.38	$2.35	$0.41
Distributions to shareowners:
Net investment income	$—	$—		$(0.08)	$(0.06)	$—
Net realized gain	—	(1.22)		(0.84)	—	—
Total distributions	$—	$(1.22)		$(0.92)	$(0.06)	$—
Net increase (decrease) in net asset value	$2.09	$(2.68)		$0.46	$2.29	$0.41
Net asset value, end of period	$15.29	$13.20		$15.88	$15.42	$13.13
Total return (b)	15.83%	(9.34	)%(c)	9.15%	18.00%	3.22%
Ratio of net expenses to average net assets	1.91%	1.92%		1.97%	2.00%	2.03%
Ratio of net investment income (loss) to average net assets	0.28%	0.85%		0.28%	0.07%	0.35%
Portfolio turnover rate	112%	87%		98%	85%	88%
Net assets, end of period (in thousands)	$9,970	$11,938		$26,444	$12,056	$12,170
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.10%	2.06%		2.13%	2.19%	2.16%
Net investment income (loss) to average net assets	0.09%	0.71%		0.12%	(0.12)%	0.22%

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)   If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (9.41)%.
The accompanying notes are an integral part of these financial statements.
Pioneer Global Equity Fund | Annual Report | 8/31/20 31

Financial Highlights (continued)

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	8/31/20	8/31/19		8/31/18	8/31/17	8/31/16*
Class K
Net asset value, beginning of period	$13.56	$16.28		$15.81	$13.47	$13.03
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.21	$0.29		$0.22	$0.18	$0.21
Net realized and unrealized gain (loss) on investments	2.14	(1.64)		1.39	2.40	0.38
Net increase (decrease) from investment operations	$2.35	$(1.35)		$1.61	$2.58	$0.59
Distributions to shareowners:
Net investment income	$(0.21)	$(0.15)		$(0.30)	$(0.24)	$(0.15)
Net realized gain	—	(1.22)		(0.84)	—	—
Total distributions	$(0.21)	$(1.37)		$(1.14)	$(0.24)	$(0.15)
Net increase (decrease) in net asset value	$2.14	$(2.72)		$0.47	$2.34	$0.44
Net asset value, end of period	$15.70	$13.56		$16.28	$15.81	$13.47
Total return (b)	17.36%	(8.24	)%(c)	10.47%	19.44%	4.51%
Ratio of net expenses to average net assets	0.70%	0.71%		0.80%	0.79%	0.79%
Ratio of net investment income (loss) to average net assets	1.50%	2.09%		1.35%	1.26%	1.58%
Portfolio turnover rate	112%	87%		98%	85%	88%
Net assets, end of period (in thousands)	$53,826	$43,813		$55,602	$56,693	$52,222
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.89%	0.85%		0.96%	0.98%	0.92%
Net investment income (loss) to average net assets	1.31%	1.95%		1.19%	1.07%	1.45%

*      The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)   If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.31)%.
The accompanying notes are an integral part of these financial statements.
32 Pioneer Global Equity Fund | Annual Report | 8/31/20

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	8/31/20	8/31/19		8/31/18	8/31/17	8/31/16*
Class R
Net asset value, beginning of period	$13.47	$16.15		$15.65	$13.36	$12.99
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.10	$0.17		$0.09	$0.08	$0.13
Net realized and unrealized gain (loss) on investments	2.10	(1.60)		1.39	2.36	0.37
Net increase (decrease) from investment operations	$2.20	$(1.43)		$1.48	$2.44	$0.50
Distributions to shareowners:
Net investment income	$(0.07)	$(0.03)		$(0.14)	$(0.15)	$(0.13)
Net realized gain	—	(1.22)		(0.84)	—	—
Total distributions	$(0.07)	$(1.25)		$(0.98)	$(0.15)	$(0.13)
Net increase (decrease) in net asset value	$2.13	$(2.68)		$0.50	$2.29	$0.37
Net asset value, end of period	$15.60	$13.47		$16.15	$15.65	$13.36
Total return (b)	16.38%	(8.98	)%(c)	9.68%	18.47%	3.85%
Ratio of net expenses to average net assets	1.49%	1.55%		1.55%	1.55%	1.55%
Ratio of net investment income (loss) to average net assets	0.71%	1.24%		0.58%	0.54%	1.04%
Portfolio turnover rate	112%	87%		98%	85%	88%
Net assets, end of period (in thousands)	$14,090	$15,706		$20,733	$17,587	$14,562
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.67%	1.73%		1.75%	1.75%	1.68%
Net investment income (loss) to average net assets	0.53%	1.06%		0.38%	0.34%	0.91%

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)   If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (9.04)%.
The accompanying notes are an integral part of these financial statements.
Pioneer Global Equity Fund | Annual Report | 8/31/20 33

Financial Highlights (continued)

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	8/31/20	8/31/19		8/31/18	8/31/17	8/31/16*
Class Y
Net asset value, beginning of period	$13.61	$16.33		$15.83	$13.50	$13.06
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.21	$0.29		$0.22	$0.18	$0.20
Net realized and unrealized gain (loss) on investments	2.14	(1.63)		1.39	2.40	0.39
Net increase (decrease) from investment operations	$2.35	$(1.34)		$1.61	$2.58	$0.59
Distributions to shareowners:
Net investment income	$(0.22)	$(0.16)		$(0.27)	$(0.25)	$(0.15)
Net realized gain	—	(1.22)		(0.84)	—	—
Total distributions	$(0.22)	$(1.38)		$(1.11)	$(0.25)	$(0.15)
Net increase (decrease) in net asset value	$2.13	$(2.72)		$0.50	$2.33	$0.44
Net asset value, end of period	$15.74	$13.61		$16.33	$15.83	$13.50
Total return (b)	17.29%	(8.19	)%(c)	10.50%	19.45%	4.50%
Ratio of net expenses to average net assets	0.70%	0.72%		0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.50%	2.06%		1.36%	1.22%	1.55%
Portfolio turnover rate	112%	87%		98%	85%	88%
Net assets, end of period (in thousands)	$14,424	$16,765		$26,007	$12,947	$7,450
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.01%	0.98%		1.07%	1.10%	1.08%
Net investment income (loss) to average net assets	1.19%	1.80%		1.09%	0.92%	1.27%

*      The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)   If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.25)%.
The accompanying notes are an integral part of these financial statements.
34 Pioneer Global Equity Fund | Annual Report | 8/31/20

Notes to Financial Statements | 8/31/20
1. Organization and Significant Accounting Policies
Pioneer Global Equity Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
Pioneer Global Equity Fund | Annual Report | 8/31/20 35

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security’s fair value at the time the Fund determines its net asset value. The Fund applies these recommendations in accordance with procedures approved by the Board of Trustees.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer-term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Cash may include overnight deposits at approved financial institutions.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to
36 Pioneer Global Equity Fund | Annual Report | 8/31/20

procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At August 31, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Pioneer Global Equity Fund | Annual Report | 8/31/20 37

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries.
In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At August 31, 2020, the Fund was permitted to carry forward indefinitely $16,681,108 of short-term and $4,410,196 of long-term losses.
38 Pioneer Global Equity Fund | Annual Report | 8/31/20

The tax character of distributions paid during the years ended August 31, 2020 and August 31, 2019, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$2,334,052	$1,695,088
Long-term capital gain	—	20,720,589
Total	$2,334,052	$22,415,677

The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2020:

2020
Distributable earnings:
Undistributed ordinary income	$2,328,384
Capital loss carryforward	(21,091,304)
Net unrealized appreciation	36,509,964
Total	$17,747,044

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark to market of forward currency, and tax basis adjustments on partnerships.
E.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $11,248 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2020.
F.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net
Pioneer Global Equity Fund | Annual Report | 8/31/20 39

investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund’s service providers or
40 Pioneer Global Equity Fund | Annual Report | 8/31/20

intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.   Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at
Pioneer Global Equity Fund | Annual Report | 8/31/20 41

the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).
During the year ended August 31, 2020, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the year ended August 31, 2020, was $(3,037,811). Open forward foreign currency exchange contracts outstanding at August 31, 2020, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.65% of the Fund’s average daily net assets up to $1 billion and 0.60% of the Fund’s average daily net assets over $1 billion. For the year ended August 31, 2020, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund’s average daily net assets.
Prior to January 1, 2020, the Adviser contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.15%, 2.15%, 0.80%, 1.55% and 0.70% of the average daily net assets attributable to Class A, Class C, Class K, Class R and Class Y shares, respectively. Effective January 1, 2020, the Adviser contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.15%, 2.15%, 0.70%, 1.55% and 0.70% of the average daily net assets attributable to Class A, Class C, Class K, Class R and Class Y shares, respectively. These expense limitations are in effect through January 1, 2022. Fees waived and expenses reimbursed during the year ended August 31, 2020, are reflected on the Statement of Operations. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.
42 Pioneer Global Equity Fund | Annual Report | 8/31/20

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $72,757 in management fees, administrative costs and certain other reimbursements payable to the Adviser at August 31, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2020, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$84,124
Class C	6,398
Class K	195
Class R	2,955
Class Y	1,848
Total	$95,520

4. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $7,011 in distribution fees payable to the Distributor at August 31, 2020.
Pioneer Global Equity Fund | Annual Report | 8/31/20 43

The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2020, CDSCs in the amount of $1,445 were paid to the Distributor.
5. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $25 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended August 31, 2020, the Fund had no borrowings under the credit facility.
6. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default
44 Pioneer Global Equity Fund | Annual Report | 8/31/20

and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral.” Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of August 31, 2020.

	Derivative Assets	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	Offset	Received (a)	Received (a)	Assets (b)
Goldman Sachs
International	$ 70,692	$(70,692)	$ —	$ —	$ —
Total	$ 70,692	$(70,692)	$ —	$ —	$ —

Pioneer Global Equity Fund | Annual Report | 8/31/20 45

	Derivative Liabilities	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Goldman Sachs
International	$223,248	$(70,692)	$ —	$ —	$152,556
Total	$223,248	$(70,692)	$ —	$ —	$152,556

(a)   The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.
(b)   Represents the net amount due from the counterparty in the event of default.
(c)   Represents the net amount payable to the counterparty in the event of default.
7. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at August 31, 2020, was as follows:

Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Assets and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Liabilities:
Forwards foreign
currency exchange
contracts	$ —	$ —	$ (152,556)	$ —	$ —
Total Value	$ —	$ —	$ (152,556)	$ —	$ —

46 Pioneer Global Equity Fund | Annual Report | 8/31/20

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended August 31, 2020, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Forwards foreign
currency exchange
contracts	$ —	$ —	$ 73,733	$ —	$ —
Futures contracts	404,019	—	—	—	—
Total Value	$404,019	$ —	$ 73,733	$ —	$ —
Change in net
unrealized
appreciation
(depreciation) on:
Forward foreign
currency exchange
contracts	$ —	$ —	$(152,556)	$ —	$ —
Total Value	$ —	$ —	$(152,556)	$ —	$ —

Pioneer Global Equity Fund | Annual Report | 8/31/20 47

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and the Shareowners of
Pioneer Global Equity Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Global Equity Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust V (the “Trust”)), including the schedule of investments, as of August 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the period ended August 31, 2016 were audited by another independent registered public accounting firm whose report, dated October 24, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Global Equity Fund (one of the funds constituting Pioneer Series Trust V) at August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
48 Pioneer Global Equity Fund | Annual Report | 8/31/20

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
October 30, 2020
Pioneer Global Equity Fund | Annual Report | 8/31/20 49

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Pioneer Asset Management, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through March 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s
50 Pioneer Global Equity Fund | Annual Report | 8/31/20

holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
Pioneer Global Equity Fund | Annual Report | 8/31/20 51

Additional Information (unaudited)
For the year ended August 31, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV. The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 100%.

52 Pioneer Global Equity Fund | Annual Report | 8/31/20

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
Pioneer Global Equity Fund | Annual Report | 8/31/20 53

Independent Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Thomas J. Perna (69) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.
Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)

Director, Broadridge Financial Solutions, Inc. (investor communications and securities processing provider for financial services industry) (2009 – present); Director, Quadriserv, Inc. (2005 – 2013); and Commissioner, New Jersey State Civil Service Commission (2011 – 2015)

John E. Baumgardner, Jr. (69) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (63) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.
Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)
None

54 Pioneer Global Equity Fund | Annual Report | 8/31/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Benjamin M. Friedman (76) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Lorraine H. Monchak (64) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.
Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability ManagementGroup, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); and Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
None
Marguerite A. Piret (72) Trustee	Trustee since 2005. Serves until a successor trustee is elected or earlier retirement or removal.
Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); and President and Chief Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret Company) (investment banking firm) (1981 – 2019)

Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)

Pioneer Global Equity Fund | Annual Report | 8/31/20 55

Independent Trustees (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Fred J. Ricciardi (73) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.
Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY
International Financing Corp. (financial services) (2002 – 2012); Director,
Mellon Overseas Investment Corp. (financial services) (2009 – 2012);
Director, Financial Models (technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment companies) (2004-2007);
Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY Alternative Investment Services,
Inc. (financial services) (2005-2007)
None

56 Pioneer Global Equity Fund | Annual Report | 8/31/20

Interested Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lisa M. Jones (58)* Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal
Director, CEO and President of Amundi Pioneer Asset Management USA,
Inc. (investment management firm) (since September 2014); Director,
CEO and President of Amundi Pioneer Asset Management, Inc. (since
September 2014); Director, CEO and President of Amundi Pioneer
Distributor, Inc. (since September 2014); Director, CEO and President of
Amundi Pioneer Institutional Asset Management, Inc. (since September
2014); Chair, Amundi Pioneer Asset Management USA, Inc., Amundi Pioneer
Distributor, Inc. and Amundi Pioneer Institutional Asset Management, Inc.
(September 2014 – 2018); Managing Director, Morgan Stanley Investment
Management (investment management firm) (2010 – 2013); Director of
Institutional Business, CEO of International, Eaton Vance Management
(investment management firm) (2005 – 2010); and Director of Amundi
USA, Inc. (since 2017)
None
Kenneth J. Taubes (62)* Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal
Director and Executive Vice President (since 2008) and Chief Investment
Officer, U.S. (since 2010) of Amundi Pioneer Asset Management USA, Inc.
(investment management firm); Director and Executive Vice President and
Chief Investment Officer, U.S. of Amundi Pioneer (since 2008); Executive
Vice President and Chief Investment Officer, U.S. of Amundi Pioneer
Institutional Asset Management, Inc. (since 2009); Portfolio Manager of
Amundi Pioneer (since 1999); and Director of Amundi USA, Inc.
(since 2017)
None

*  Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
Pioneer Global Equity Fund | Annual Report | 8/31/20 57

Fund Officers

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Christopher J. Kelley (55) Secretary and Chief Legal Officer	Since 2005. Serves at the discretion of the Board
Vice President and Associate General Counsel of Amundi Pioneer since
January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi Pioneer from July 2002 to December 2007
None
Carol B. Hannigan (59) Assistant Secretary	Since 2010. Serves at the discretion of the Board
Fund Governance Director of Amundi Pioneer since December 2006 and
Assistant Secretary of all the Pioneer Funds since June 2010; Manager –
Fund Governance of Amundi Pioneer from December 2003 to November
2006; and Senior Paralegal of Amundi Pioneer from January 2000 to
November 2003
None
Thomas Reyes (57) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi Pioneer since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; and Counsel of Amundi Pioneer from June 2007 to May 2013	None
Mark E. Bradley (60) Treasurer and Chief Financial and Accounting Officer	Since 2008. Serves at the discretion of the Board
Vice President – Fund Treasury of Amundi Pioneer; Treasurer of all of the
Pioneer Funds since March 2008; Deputy Treasurer of Amundi Pioneer from
March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer
Funds from March 2004 to February 2008
None
Luis I. Presutti (55) Assistant Treasurer	Since 2005. Serves at the discretion of the Board	Director – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
Gary Sullivan (62) Assistant Treasurer	Since 2005. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None

58 Pioneer Global Equity Fund | Annual Report | 8/31/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Antonio Furtado (38) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
John Malone (48) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board
Managing Director, Chief Compliance Officer of Amundi Pioneer Asset
Management; Amundi Pioneer Institutional Asset Management, Inc.; and
the Pioneer Funds since September 2018; and Chief Compliance Officer of Amundi Pioneer Distributor, Inc. since January 2014.
None
Kelly O’Donnell (49) Anti-Money Laundering Officer	Since 2006. Serves at the discretion of the Board	Vice President – Amundi Pioneer Asset Management; and Anti-Money Laundering Officer of all the Pioneer Funds since 2006	None

Pioneer Global Equity Fund | Annual Report | 8/31/20 59

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60 Pioneer Global Equity Fund | Annual Report | 8/31/20

How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 19431-14-1020

Pioneer High Income Municipal Fund
Annual Report | August 31, 2020

A: PIMAX	C: HICMX	Y: HIMYX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer High Income Municipal Fund | Annual Report | 8/31/20 1

President’s Letter

Dear Shareholders,
The new decade has arrived delivering a half-year (and more) that will go down in the history books. The beginning of 2020 seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The long-term impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile, delivering significantly negative performance in the first quarter, and then staging a strong rally for most of the second quarter. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions –can help mitigate the potential risks during periods of market volatility. As the first several months of 2020 have reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
2 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
August 31, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer High Income Municipal Fund | Annual Report | 8/31/20 3

Portfolio Management Discussion | 8/31/20
Municipal bonds endured significant volatility in February and March of 2020, due to the disruptive effects on the economy of the COVID-19 pandemic, but aside from that brief setback, the asset class performed positively for much of the 12-month period ended August 31, 2020. In the following interview, Jonathan Chirunga and David Eurkus discuss the factors that influenced the performance of Pioneer High Income Municipal Fund during the 12-month period. Mr. Chirunga, Managing Director, Deputy Director of Municipals, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the day-to-day management of the Fund, along with Mr. Eurkus, Managing Director, Director of Municipals, and a portfolio manager at Amundi Pioneer.
Q    How did the Fund perform during the 12-month period ended August 31, 2020?
A     Pioneer High Income Municipal Fund’s Class A shares returned -0.41% at net asset value during the 12-month period ended August 31, 2020, while the Fund’s benchmark, the Bloomberg Barclays U.S. Municipal High Yield Bond Index (the Bloomberg Barclays Index), returned 0.96%. During the same period, the average return of the 194 mutual funds in Morningstar’s High-Yield Municipal Funds category was -0.10%.
Q    How would you describe the investment environment in the municipal bond market during the 12-month period ended August 31, 2020?
A    The environment for investing in municipal bonds was largely favorable during the first half of the Fund’s fiscal year ended August 31, 2020, with positive market sentiment driven by declines in medium- and longer-term U.S. Treasury rates. In addition, the Federal Reserve’s (Fed’s) accommodative stance on monetary policy, healthy demand for tax-free bonds combined with limited supply, and the longer-term effects on the municipal market from the U.S. tax legislation passed in late 2017 contributed to solid performance for municipals. Fixed-income yields declined during the first half of the 12-month period on investor concerns over lingering U.S.-China trade tensions and the potential effects the tensions would have on an already slowing global economy. Central banks also reacted to the trade concerns, as the Fed reduced the target range of the federal funds rate in both September and October 2019.
The municipal bond market has benefited from steady investor demand, as inflows to tax-free municipal funds were strong. As we have noted previously, the U.S. tax overhaul law passed in 2017 has boosted the
4 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

performance of tax-free bonds in general, given that, under the law, income earned by investors on advance refunding bonds, formerly treated as tax-exempt, is now treated as taxable income. (An advance refunding bond is issued to retire, or pre-refund, another outstanding bond more than 90 days in advance of the original bond’s maturity date.) The revamped tax laws have effectively removed approximately one-quarter of the prior municipal supply from the tax-exempt marketplace, which in turn has helped to boost tax-free bond prices. In addition, the concurrently enacted federal limits on state and local tax deductions have significantly increased demand for municipal investments in higher-tax states.
Near the end of the first half of the 12-month period in the final days of February 2020, the investment environment for tax-exempt bonds as well as in the financial markets in general turned swiftly and dramatically negative. News of a number of emerging “hot spots” for the spread of the COVID-19 virus, which had emerged in China, then spread through Asia and Europe before eventually landing in the United States, roiled the markets as Americans began focusing on the serious public health implications of what quickly became a global pandemic. In fact, the COVID-19 outbreak had already begun to have a negative impact on U.S. economic activity as early as the middle of February. While public health officials provided guidance on how to deal with the outbreak, many governors and mayors in U.S. states and cities shut down businesses deemed non-essential and directed “shelter-in-place” and other quarantine-like efforts for individuals. Those measures, along with swift public recognition of the need for staying at home, working from home, and social distancing, dramatically curtailed activities in the U.S. transportation, retail sales, manufacturing, and services industries. At the same time, financial markets, including the municipal bond market, experienced sometimes-intense volatility as investors looked for so-called “safe havens” such as U.S. Treasuries, and tried to ascertain some levels of certainty regarding the near-term and medium-term paths for the U.S. economy during a very uncertain time.
In an attempt to mitigate the very serious economic effects from COVID-19 on individuals, states, municipalities, and the United States overall, the Fed as well as Congress and the White House undertook a large number of monetary and fiscal measures. In short order, the Fed reduced the federal funds rate’s target range to near zero, reintroduced lending facilities from the 2008-2009 financial crisis-era, instituted new lending facilities, and rebooted quantitative easing (that is, injecting massive liquidity into the economy by purchasing Treasury, agency, mortgage, and taxable high-yield bonds in significant quantities). Federal lawmakers also approved two large aid packages in the form of loans and grants to individuals, small
Pioneer High Income Municipal Fund | Annual Report | 8/31/20 5

businesses, medical systems, and higher-education institutions in light of the sudden freeze-up in economic activity and continuously rising unemployment figures. Over the course of March, those measures helped to calm financial markets, including the municipal bond market, to some degree. However, investments considered higher risk, including high-yield municipal bonds, continued to weather persistent market volatility.
Near the end of March, following significant forced selling and tax-free fund outflows industry-wide, tax-equivalent yields for investment-grade municipal bonds rose to as much as 200 basis points (bps) higher than yields available on Treasury securities of similar maturity, triggering significant tax-exempt bond purchases from domestic and global investors and providing substantial relief to the municipal bond market. (A basis point is equal to 1/100th of a percentage point.)
Through the remainder of the 12-month period (April through August), the tax-exempt bond market continued its recovery, as domestic and global investors were aggressive purchasers, and the recent yield increases reversed themselves as municipal bond prices rose. At the same time, the stunning contraction in economic activity nationwide especially within the tourism, transportation, retail, and service industries as well as dramatic reductions in federal, state, and local tax revenues, continued to overshadow the municipal bond market.
Throughout much of the 12-month period, the tax-exempt high-yield bond market received significant support from demand from not only traditional investors, but also from non-traditional buyers looking for relative safety, a lower default rate, and attractive bond valuations versus taxable bonds.
Q    Which of your investment decisions drove the Fund’s performance relative to the Bloomberg Barclays Index during the 12-month period ended August 31, 2020?
A    During the 12-month period, we made no significant changes to the portfolio’s sector weightings, as we continued to maintain a strong balance between holdings in tobacco bonds and the charter school sector, as well as allocations to a diverse range of other municipal sectors.
With regard to benchmark-relative performance, individual portfolio holdings that detracted the most from the Fund’s returns were Maryland revenue bonds, Michigan tobacco bonds, and New York transit bonds. Holdings that were the biggest positive contributors to the Fund’s relative performance during the 12-month period included tobacco settlement bonds from Ohio and New York, and revenue bonds issued by Puerto Rico.
6 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

Q    Did the Fund have any exposure to derivative securities during the 12-month period ended August 31, 2020?
A    No, the Fund had no material exposure to derivatives during the 12-month period.
Q    Did the Fund’s distributions* to shareholders change during the 12-month period ended August 31, 2020?
A    The Fund’s monthly distribution levels remained stable, and trended up slightly over the 12-month period.
Q    What is your investment outlook?
A    Because of the lack of any resurgence in U.S. inflation, as well as the clear pronouncements from the Fed that it plans to keep short-term interest rates at or near zero for the next few years, at least, we are optimistic regarding the path of interest rates going forward.
Additionally, in light of the continued low default rate for the municipal bond asset class, and a favorable supply/demand technical environment, given the ongoing shrinking of supply and persistently strong demand from various categories of investors, we believe that current prospects for the tax-exempt bond market are favorable. Lastly, given the enormous and continued need for economic assistance of all sorts in order to help businesses and individuals cope with the effects of the COVID-19 situation, the U.S. government may eventually need to face the reality of its rising debt levels, in part by raising taxes, which would likely further increase demand for municipal bonds.
With regard to the Fund’s positioning, as the high-yield municipal market has typically consisted of much smaller issuance than the investment-grade municipal universe, many issues are tightly held and trade less frequently. Given the need for liquidity in the market arising from the recent sell-off this past spring, we have been fortunate to be able to purchase additional bonds of deals with which we had familiarity. That scenario has played out especially within the charter school and affordable care sectors. We also have continued to identify opportunities created by large investors having to sell strong credit bonds out of their portfolios, particularly sales related to weak-credit purchases of bonds issued in the summer of 2017.
*     Distributions are not guaranteed.
Pioneer High Income Municipal Fund | Annual Report | 8/31/20 7

We believe there are large high-yield issuers that may exhibit weakness in the near future. While we have avoided investing the Fund in many of the large venture-capital type issues that have come to the market, we would look to take advantage of any dislocations that may arise within the high-yield municipal market should those issuers exhibit stress in their coupon paying abilities.
Consistent with our investment discipline in managing the Fund, we intend to continue to focus on intensive, fundamental research into individual bond issues, while maintaining a close watch on any economic factors that could influence the high-yield municipal market. Based on these factors, we do not anticipate making any significant changes to the portfolio’s positioning and structure in the near future.
Please refer to the Schedule of Investments on pages 18–34 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.
8 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.
A portion of income may be subject to local, state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.
Pioneer High Income Municipal Fund | Annual Report | 8/31/20 9

Portfolio Summary | 8/31/20

Portfolio Diversification

(As a percentage of total investments)*

State Distribution

(As a percentage of total investments)*
†   Amount rounds to less than 0.1%.

10 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

10 Largest Holdings

(As a percentage of total investments)*

1.	Buckeye Tobacco Settlement Financing Authority, 5.0%, 6/1/55	2.80%
2.	Tobacco Settlement Financing Corp., Series B-1, 5.0%, 6/1/47	2.61
3.	Northern Tobacco Securitization Corp., Asset-Backed, Series A, 5.0%, 6/1/46	1.89
4.	Golden State Tobacco Securitization Corp., Series A-1, 5.0%, 6/1/47	1.86
5.	Arkansas Development Finance Authority, Big River Steel Project,
	4.5%, 9/1/49 (144A)	1.74
6.	Metropolitan Pier & Exposition Authority, 5.0%, 6/15/50	1.63
7.	Michigan Tobacco Settlement Finance Authority, Series A, 6.0%, 6/1/48	1.58
8.	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 5.0%, 7/1/58	1.53
9.	Metropolitan Pier & Exposition Authority, Mccormick Place Expansion Project,
	Series A, 5.0%, 6/15/57	1.48
10.	City of Hammond, Custodial Receipts Cabelas Project, 7.5%, 2/1/29 (144A)	1.47

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
Pioneer High Income Municipal Fund | Annual Report | 8/31/20 11

Prices and Distributions | 8/31/20

Net Asset Value per Share

Class	8/31/20	8/31/19
A	$7.23	$7.56
C	$7.24	$7.56
Y	$7.14	$7.46

Distributions per Share: 9/1/19–8/31/20

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.2960	$ —	$ —
C	$0.2405	$ —	$ —
Y	$0.3106	$ —	$ —

Index Definitions
The Bloomberg Barclays U.S. Municipal High Yield Bond Index is an unmanaged measure of the performance of the high-yield municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts shown on pages 13–15.
12 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

Performance Update | 8/31/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Income Municipal Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of August 31, 2020)
			Bloomberg
	Net	Public	Barclays U.S.
	Asset	Offering	Municipal
	Value	Price	High Yield
Period	(NAV)	(POP)	Bond Index
10 years	4.54%	4.06%	6.03%
5 years	4.98	4.01	6.42
1 year	-0.41	-4.90	0.96

Expense Ratio
(Per prospectus dated December 31, 2019)
Gross	Net
0.85%	0.83%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2021 for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer High Income Municipal Fund | Annual Report | 8/31/20 13

Performance Update | 8/31/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of August 31, 2020)
			Bloomberg
			Barclays U.S.
			Municipal
	If	If	High Yield
Period	Held	Redeemed	Bond Index
10 years	3.78%	3.78%	6.03%
5 years	4.21	4.21	6.42
1 year	-1.03	-1.03	0.96

Expense Ratio
(Per prospectus dated December 31, 2019)
Gross
1.61%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

Performance Update | 8/31/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of August 31, 2020)
		Bloomberg
	Net	Barclays U.S.
	Asset	Municipal
	Value	High Yield
Period	(NAV)	Bond Index
10 years	4.74%	6.03%
5 years	5.22	6.42
1 year	-0.08	0.96

Expense Ratio
(Per prospectus dated December 31, 2019)
Gross	Net
0.66%	0.55%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2021 for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer High Income Municipal Fund | Annual Report | 8/31/20 15

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)    ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)    transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
1.    Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
2.    Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund
Based on actual returns from March 1, 2020 through August 31, 2020.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/20
Ending Account Value	$954.57	$952.28	$956.26
(after expenses) on 8/31/20
Expenses Paid	$4.03	$7.80	$2.70
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 0.82%, 1.59% and 0.55% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).
16 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2020 through August 31, 2020.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/20
Ending Account Value	$1,021.01	$1,017.14	$1,022.37
(after expenses) on 8/31/20
Expenses Paid	$4.17	$8.06	$2.80
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 0.82%, 1.59% and 0.55% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).
Pioneer High Income Municipal Fund | Annual Report | 8/31/20 17

Schedule of Investments | 8/31/20

Principal
Amount
USD ($)		Value
UNAFFILIATED ISSUERS — 96.3%
DEBTORS IN POSSESSION FINANCING — 0.5%
of Net Assets(a)
Entertainment — 0.3%
5,000,000	Enterprise Development Authority, 12.0%,
	7/15/24 (144A)	$ 5,475,000
	Total Entertainment	$ 5,475,000
Iron & Steel — 0.2%
4,500,000	United States Steel Corp., 6.25%, 3/15/26	$ 3,003,750
	Total Iron & Steel	$ 3,003,750
TOTAL DEBTORS IN POSSESSION FINANCING
	(Cost $8,174,806)	$ 8,478,750
MUNICIPAL BONDS — 95.8% of Net Assets(b)
Alabama — 1.3%
3,500,000	Tuscaloosa County Industrial Development Authority,
	Hunt Refining Project, Series A, 4.5%, 5/1/32 (144A)	$ 3,729,880
17,500,000	Tuscaloosa County Industrial Development Authority,
	Hunt Refining Project, Series A, 5.25%, 5/1/44 (144A)	19,283,250
	Total Alabama	$ 23,013,130
Alaska — 2.1%
5,420,000	Northern Tobacco Securitization Corp., 5.0%, 6/1/32	$ 5,447,100
31,985,000	Northern Tobacco Securitization Corp., Asset-Backed,
	Series A, 5.0%, 6/1/46	32,144,925
	Total Alaska	$ 37,592,025
Arizona — 2.3%
1,675,000	Arizona Industrial Development Authority, Doral
Academy Nevada Fire Mesa, Series A, 5.0%,
	7/15/49 (144A)	$ 1,756,020
5,000,000	City of Phoenix Civic Improvement Corp., 5.0%, 7/1/44	6,519,950
13,000,000	City of Phoenix, Industrial Development Authority,
3rd & Indian School Assisted Living Project,
	5.4%, 10/1/36	13,489,190
9,400,000	City of Phoenix, Industrial Development Authority,
Deer Valley Veterans Assisted Living Project,
	5.125%, 7/1/36	9,517,594
1,000,000	County of Pima, Industrial Development Authority,
	Facility Desert Heights Charter, 7.0%, 5/1/34	1,085,880
3,000,000	County of Pima, Industrial Development Authority,
	Facility Desert Heights Charter, 7.25%, 5/1/44	3,261,600
1,700,000	Tempe Industrial Development Authority, Revenue
Mirabella At ASU Project, Series A, 6.125%,
	10/1/47 (144A)	1,754,383
2,400,000	Tempe Industrial Development Authority, Revenue
Mirabella At ASU Project, Series A, 6.125%,
	10/1/52 (144A)	2,469,720
	Total Arizona	$ 39,854,337

The accompanying notes are an integral part of these financial statements.
18 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

Principal
Amount
USD ($)		Value
	Arkansas — 1.7%
29,265,000	Arkansas Development Finance Authority, Big River
	Steel Project, 4.5%, 9/1/49 (144A)	$ 29,576,087
	Total Arkansas	$ 29,576,087
	California — 13.0%
5,165,000	California County Tobacco Securitization Agency,
	Asset-Backed, Gold Country Funding Corp.,
	5.25%, 6/1/46	$ 5,165,413
5,880,000	California County Tobacco Securitization Agency,
	Asset-Backed, Merced County, Series A,
	5.25%, 6/1/45	6,115,200
4,835,000	California County Tobacco Securitization Agency,
	Asset-Backed, Sonoma County Corp., 5.125%, 6/1/38	4,998,181
2,600,000	California County Tobacco Securitization Agency,
	Asset-Backed, Sonoma County Corp., 5.25%, 6/1/45	2,687,750
12,025,000	California Educational Facilities Authority, 5.0%, 5/1/45	19,178,672
9,545,000	California Educational Facilities Authority, Stanford
	University, Series U-7, 5.0%, 6/1/46	15,389,499
11,020,000	California Educational Facilities Authority, Stanford
	University, Series V-1, 5.0%, 5/1/49	18,072,800
2,000,000	California Municipal Finance Authority, 5.0%,
	11/1/49 (144A)	2,119,620
1,600,000	California Municipal Finance Authority, 5.5%,
	11/1/45 (144A)	1,689,936
250,000	California Municipal Finance Authority, John Adams
	Academics Project, Series A, 5.0%, 10/1/35	257,678
1,550,000	California Municipal Finance Authority, John Adams
	Academics Project, Series A, 5.25%, 10/1/45	1,595,570
500,000	California Municipal Finance Authority, Santa Rosa
	Academy Project, 5.125%, 7/1/35 (144A)	539,225
1,575,000	California Municipal Finance Authority, Santa Rosa
	Academy Project, 5.375%, 7/1/45 (144A)	1,694,133
6,300,000	California Municipal Finance Authority, Santa Rosa
	Academy Project, Series A, 6.0%, 7/1/42	6,576,318
2,900,000(c)	California School Finance Authority, Classical
	Academies Project, Series A, 7.375%, 10/1/43	3,333,028
305,000	California School Finance Authority, View Park
	Elementary & Middle School, Series A, 4.75%, 10/1/24	325,334
830,000	California School Finance Authority, View Park
	Elementary & Middle School, Series A, 5.625%, 10/1/34	906,036
2,175,000	California School Finance Authority, View Park
	Elementary & Middle School, Series A, 5.875%, 10/1/44	2,364,486
1,000,000	California School Finance Authority, View Park
	Elementary & Middle School, Series A, 6.0%, 10/1/49	1,089,560
3,230,000	California School Finance Authority, View Park
	High School, Series A, 7.125%, 10/1/48 (144A)	3,563,950
1,875,000	California Statewide Communities Development
	Authority, 5.0%, 11/1/41 (144A)	2,065,369

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Fund | Annual Report | 8/31/20 19

Schedule of Investments | 8/31/20 (continued)

Principal
Amount
USD ($)		Value
	California — (continued)
1,560,000	California Statewide Communities Development
	Authority, Baptist University, Series A,
	6.125%, 11/1/33	$ 1,690,260
4,030,000	California Statewide Communities Development
	Authority, Baptist University, Series A,
	6.375%, 11/1/43	4,386,413
1,000,000	California Statewide Communities Development
	Authority, Loma Linda University Medical
	Center, Series A, 5.25%, 12/1/43 (144A)	1,130,840
13,095,000	California Statewide Communities Development
	Authority, Loma Linda University Medical
	Center, Series A, 5.25%, 12/1/56 (144A)	14,306,418
10,000,000	California Statewide Communities Development
	Authority, Loma Linda University Medical
	Center, Series A, 5.5%, 12/1/58 (144A)	11,360,800
700,000	City of Oroville CA, 5.25%, 4/1/34	781,417
2,230,000	City of Oroville CA, 5.25%, 4/1/39	2,447,849
8,415,000	City of Oroville CA, 5.25%, 4/1/49	9,083,572
10,700,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/54	11,510,097
9,825,000	Golden State Tobacco Securitization Corp.,
	Asset-Backed, Series A-2, 5.3%, 6/1/37	10,193,438
30,830,000	Golden State Tobacco Securitization Corp.,
	Series A-1, 5.0%, 6/1/47	31,677,825
11,815,000	Golden State Tobacco Securitization Corp.,
	Series A-1, 5.25%, 6/1/47	12,169,450
2,600,000	Metropolitan Water District of Southern California,
	5.0%, 7/1/38	3,513,536
2,000,000	Metropolitan Water District of Southern California,
	5.0%, 7/1/39	2,696,120
2,000,000	Metropolitan Water District of Southern California,
	5.0%, 7/1/40	2,670,760
2,500,000(d)	Pittsburg Unified School District Financing Authority,
	9/1/41 (AGM Insured)	1,524,375
1,925,000(d)	Pittsburg Unified School District Financing Authority,
	9/1/42 (AGM Insured)	1,136,501
8,000,000	Tobacco Securitization Authority of Northern
	California, 5.5%, 6/1/45	8,280,000
	Total California	$ 230,287,429
	Colorado — 3.2%
865,000	Belleview Village Metropolitan District, 4.95%,
	12/1/50 (144A)	$ 851,463
2,345,000(c)	Castle Oaks Metropolitan District No. 3, 5.5%, 12/1/45	2,466,940
2,860,000(c)	Castle Oaks Metropolitan District No. 3, 6.25%, 12/1/44	2,988,786
2,000,000(c)	Colorado Educational & Cultural Facilities Authority,
	Rocky Mountain Classical Academy Project,
	8.0%, 9/1/43	2,462,880
5,000,000(c)	Colorado Educational & Cultural Facilities Authority,
	Rocky Mountain Classical Academy Project,
	8.125%, 9/1/48	6,175,850

The accompanying notes are an integral part of these financial statements.
20 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

Principal
Amount
USD ($)		Value
	Colorado — (continued)
2,000,000	Copperleaf Metropolitan District No. 2, 5.75%, 12/1/45	$ 2,038,900
1,250,000	Cottonwood Highlands Metropolitan District No. 1,
	Series A, 5.0%, 12/1/49	1,265,613
2,090,000	Cottonwood Highlands Metropolitan District No. 1,
	Series B, 8.75%, 12/15/49	2,122,019
2,840,000	Crystal Crossing Metropolitan District, 5.25%, 12/1/40	2,898,476
3,430,000	Dominion Water & Sanitation District, 6.0%, 12/1/46	3,582,704
3,550,000	Green Valley Ranch East Metropolitan District No 6,
	5.875%, 12/1/50	3,642,158
1,380,000	Lanterns Metropolitan District No 1, 5.0%, 12/1/39	1,420,199
2,835,000	Lanterns Metropolitan District No 1, 5.0%, 12/1/49	2,875,115
683,000	Lanterns Metropolitan District No 1, 7.75%, 12/15/49	684,079
7,635,000	Larkridge Metropolitan District No. 2, 5.25%, 12/1/48	7,764,413
3,372,000	Littleton Village Metropolitan District No. 2,
	5.375%, 12/1/45	3,427,604
1,000,000	Settler’s Crossing Metropolitan District No 1,
	5.0%, 12/1/40 (144A)	1,007,210
2,130,000	Settler’s Crossing Metropolitan District No 1,
	5.125%, 12/1/50 (144A)	2,145,421
597,000	Settler’s Crossing Metropolitan District No 1,
	7.625%, 12/15/50	593,525
1,875,000	Village at Dry Creek Metropolitan District No 2,
	4.375%, 12/1/44	1,703,906
1,250,000	Villas Metropolitan District, Series A, 5.125%, 12/1/48	1,340,375
1,240,000	Willow Bend Metropolitan District, 5.0%, 12/1/39	1,266,276
1,460,000	Willow Bend Metropolitan District, 5.0%, 12/1/49	1,469,256
755,000	Willow Bend Metropolitan District, 7.625%, 12/15/49	756,397
	Total Colorado	$ 56,949,565
	District of Columbia — 0.8%
735,000	District of Columbia Tobacco Settlement Financing
	Corp., Asset-Backed, 6.75%, 5/15/40	$ 757,050
10,000,000(e)	District of Columbia, Series A, 5.0%, 10/15/44	12,774,300
	Total District of Columbia	$ 13,531,350
	Florida — 0.5%
5,000,000	Alachua County Health Facilities Authority, Terraces
	Bonita Springs Project, Series A, 8.125%, 11/15/46	$ 3,932,200
500,000	Capital Trust Agency, Inc., H Bay Ministries, Inc.,
	5.0%, 7/1/43	428,280
750,000	Capital Trust Agency, Inc., H Bay Ministries, Inc.,
	5.0%, 7/1/53	615,367
500,000	Capital Trust Agency, Inc., H Bay Ministries, Inc.,
	5.25%, 7/1/48	434,385
700,000	County of Lake FL, 5.0%, 1/15/39 (144A)	738,878
1,525,000	County of Lake FL, 5.0%, 1/15/49 (144A)	1,575,478
850,000	County of Lake FL, 5.0%, 1/15/54 (144A)	875,007
	Total Florida	$ 8,599,595

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Fund | Annual Report | 8/31/20 21

Schedule of Investments | 8/31/20 (continued)

Principal
Amount
USD ($)		Value
	Georgia — 0.4%
5,500,000(e)	Forsyth County School District, 5.0%, 2/1/36	$ 7,325,725
	Total Georgia	$ 7,325,725
	Guam — 0.1%
1,100,000	Guam Economic Development & Commerce
	Authority, 5.625%, 6/1/47	$ 1,099,923
	Total Guam	$ 1,099,923
	Illinois — 8.7%
1,305,000(e)	Chicago Board of Education, 5.0%, 12/1/44	$ 1,425,686
4,275,000(e)	Chicago Board of Education, 5.0%, 12/1/46	4,670,352
15,000,000(e)	Chicago Board of Education, 5.0%, 12/1/46	16,518,750
35,000(e)	Chicago Board of Education, 5.25%, 12/1/41	35,673
1,000,000	Chicago Board of Education, 5.75%, 4/1/35	1,154,950
8,010,000	Chicago Board of Education, 6.0%, 4/1/46	9,135,245
1,520,000(e)	Chicago Board of Education Project, Series C,
	5.25%, 12/1/39	1,606,716
2,035,000(e)	Chicago Board of Education, Series A, 5.0%, 12/1/33	2,292,163
925,000(e)	Chicago Board of Education, Series A, 5.0%, 12/1/41	937,932
12,075,000(e)	Chicago Board of Education, Series A, 5.0%, 12/1/42	12,259,868
1,425,000(e)	Chicago Board of Education, Series A, 5.5%, 12/1/39	1,455,281
1,000,000(e)	Chicago Board of Education, Series A, 7.0%,
	12/1/46 (144A)	1,259,470
8,000,000(e)	Chicago Board of Education, Series B, 6.5%, 12/1/46	9,537,920
3,250,000(e)	Chicago Board of Education, Series D, 5.0%, 12/1/31	3,688,393
10,000,000(e)	City of Chicago IL, 5.5%, 1/1/49	11,333,800
4,695,000	City of Plano IL Special Service Area No 3 & No 4,
	4.0%, 3/1/35	4,669,459
4,713,653(f)(g)	Illinois Finance Authority, Clare Oaks Project, Series B,
	4.0%, 11/15/52	3,299,557
2,634,795(d)	Illinois Finance Authority, Clare Oaks Project,
	Series C-1, 11/15/52	13,174
526,959(g)	Illinois Finance Authority, Clare Oaks Project,
	Series C-2, 4.0%, 11/15/52	2,635
526,959	Illinois Finance Authority, Clare Oaks Project,
	Series C-3, 0.0%, 11/15/52	7,246
865,000	Illinois Finance Authority, Norwegian American
	Hospital, Inc., 7.625%, 9/15/28	867,439
4,700,000	Illinois Finance Authority, Norwegian American
	Hospital, Inc., 7.75%, 9/15/38	4,805,092
25,000,000	Metropolitan Pier & Exposition Authority,
	5.0%, 6/15/50	27,824,750
23,000,000	Metropolitan Pier & Exposition Authority, Mccormick
	Place Expansion Project, Series A, 5.0%, 6/15/57	25,170,510
2,830,000	Metropolitan Pier & Exposition Authority, McCormick
	Place, Series B, 5.0%, 6/15/52 (ST APPROP Insured)	2,925,739
7,690,000(g)	Southwestern Illinois Development Authority,
	Comprehensive Mental Health Center, 6.625%, 6/1/37	5,306,100

The accompanying notes are an integral part of these financial statements.
22 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

Principal
Amount
USD ($)		Value
	Illinois — (continued)
1,415,000	Southwestern Illinois Development Authority,
	Village of Sauget Project, 5.625%, 11/1/26	$ 1,344,278
	Total Illinois	$ 153,548,178
	Indiana — 7.9%
2,745,000	City of Anderson IN, 5.375%, 1/1/40	$ 2,750,051
1,750,000(g)	City of Carmel, Barrington Carmel Project, Series A,
	7.0%, 11/15/32	50,312
2,000,000(g)	City of Carmel, Barrington Carmel Project, Series A,
	7.125%, 11/15/42	57,500
2,000,000(g)	City of Carmel, Barrington Carmel Project, Series A,
	7.125%, 11/15/47	57,500
775,000	City of Evansville IN, 4.8%, 1/1/28	737,637
6,475,000	City of Evansville, Silver Birch Evansville Project,
	5.45%, 1/1/38	6,156,818
700,000	City of Fort Wayne, Silver Birch Fort Wayne Project,
	5.125%, 1/1/32	710,199
4,565,000	City of Fort Wayne, Silver Birch Fort Wayne Project,
	5.35%, 1/1/38	4,630,964
24,990,000	City of Hammond, Custodial Receipts Cabelas Project,
	7.5%, 2/1/29 (144A)	25,023,737
1,275,000	City of Kokomo, Silver Birch of Kokomo, 5.75%, 1/1/34	1,337,169
7,825,000	City of Kokomo, Silver Birch of Kokomo,
	5.875%, 1/1/37	8,207,251
1,230,000	City of Lafayette, Glasswater Creek Lafayette Project,
	5.6%, 1/1/33	1,287,367
6,000,000	City of Lafayette, Glasswater Creek Lafayette Project,
	5.8%, 1/1/37	6,311,220
1,000,000	City of Mishawaka, Silver Birch Mishawaka Project,
	5.1%, 1/1/32 (144A)	991,450
5,890,000	City of Mishawaka, Silver Birch Mishawaka Project,
	5.375%, 1/1/38 (144A)	5,916,093
2,050,000	City of Muncie, Silver Birch Muncie Project,
	5.05%, 1/1/31	2,106,068
5,510,000	City of Muncie, Silver Birch Muncie Project,
	5.25%, 1/1/37	5,637,226
4,560,000	City of Terre Haute, Silver Birch Terre Haute Project,
	5.35%, 1/1/38	4,617,547
4,000,000(c)	County of Vigo, Hospital Authority, Union Hospitals, Inc.,
	8.0%, 9/1/41	4,310,400
7,500,000	Indiana Finance Authority, 5.0%, 7/1/44	7,988,325
1,405,000	Indiana Finance Authority, 5.0%, 7/1/48	1,494,737
1,705,000	Indiana Finance Authority, 5.25%, 1/1/51	1,824,214
5,190,000	Indiana Finance Authority, Multipurpose Educational
	Facilities, Avondale Meadows Academy Project,
	5.125%, 7/1/37	5,381,096
330,000	Indiana Finance Authority, Multipurpose Educational
	Facilities, Avondale Meadows Academy Project,
	5.375%, 7/1/47	342,042

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Fund | Annual Report | 8/31/20 23

Schedule of Investments | 8/31/20 (continued)

Principal
Amount
USD ($)		Value
	Indiana — (continued)
1,940,000	Indiana Finance Authority, Sanders Glen Project,
	Series A, 4.25%, 7/1/43	$ 1,831,961
1,795,000	Indiana Finance Authority, Sanders Glen Project,
	Series A, 4.5%, 7/1/53	1,712,053
11,985,000	Indiana Housing & Community Development
	Authority, 5.0%, 1/1/39 (144A)	11,417,271
8,580,000	Indiana Housing & Community Development
	Authority, Evergreen Village Bloomington Project,
	5.5%, 1/1/37	8,652,158
7,765,000	Indianapolis Local Public Improvement Bond Bank,
	5.0%, 2/1/54	9,479,900
8,000,000	Town of Plainfield Multifamily Housing Revenue,
	Glasswater Creek Project, 5.375%, 9/1/38	8,061,520
	Total Indiana	$ 139,081,786
	Iowa — 1.5%
8,000,000	Iowa Finance Authority, 4.75%, 8/1/42	$ 8,128,640
4,255,000	Iowa Tobacco Settlement Authority, 5.6%, 6/1/34	4,281,594
2,500,000	Iowa Tobacco Settlement Authority, Asset-Backed,
	Series C, 5.375%, 6/1/38	2,515,625
4,960,000	Iowa Tobacco Settlement Authority, Asset-Backed,
	Series C, 5.5%, 6/1/42	4,991,000
6,385,000	Iowa Tobacco Settlement Authority, Asset-Backed,
	Series C, 5.625%, 6/1/46	6,424,906
	Total Iowa	$ 26,341,765
	Kansas — 0.6%
400,000	Kansas Development Finance Authority, Village
	Shalom Project, Series A, 5.25%, 11/15/33	$ 402,352
9,215,000	Kansas Development Finance Authority, Village
	Shalom Project, Series A, 5.25%, 11/15/53	9,057,792
2,000,000	Kansas Development Finance Authority, Village
	Shalom Project, Series A, 5.5%, 11/15/38	2,031,480
	Total Kansas	$ 11,491,624
	Maryland — 1.3%
7,005,000(e)	County of Prince George’s MD, 5.0%, 7/15/37	$ 8,973,265
2,300,000(e)	County of Prince George’s MD, 5.0%, 7/15/38	2,938,135
4,160,000	Maryland Economic Development Corp.,
	5.0%, 3/31/41	4,080,170
915,000	Maryland Health & Higher Educational Facilities
	Authority, City Neighbors, Series A, 6.75%, 7/1/44	975,774
4,795,000	Washington Suburban Sanitary Commission, 5.0%,
	6/1/33 (CNTY GTD Insured)	6,210,148
	Total Maryland	$ 23,177,492

The accompanying notes are an integral part of these financial statements.
24 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

Principal
Amount
USD ($)		Value
	Massachusetts — 1.6%
11,500,000	Massachusetts Development Finance Agency,
	5.0%, 7/1/50	$ 19,042,390
765,000	Massachusetts Development Finance Agency,
	Adventcare Project, 7.625%, 10/15/37	553,952
2,000,000	Massachusetts Development Finance Agency,
	Adventcare Project, Series A, 6.75%, 10/15/37	1,899,220
1,250,000	Massachusetts Development Finance Agency,
	International Charter School, 5.0%, 4/15/40	1,383,750
4,500,000	Massachusetts Development Finance Agency,
	Linden Ponds, Inc. Facility, 5.125%, 11/15/46 (144A)	4,655,250
917,706(d)	Massachusetts Development Finance Agency,
	Linden Ponds, Inc., Series B, 11/15/56	180,283
	Total Massachusetts	$ 27,714,845
	Michigan — 4.1%
1,250,000	Flint Michigan Hospital Building Authority, Hurley
	Medical Center, Series A, 5.25%, 7/1/39	$ 1,308,062
5,485,000	Flint Michigan International Academy, Public School
	Academy, 5.75%, 10/1/37	5,490,979
5,720,000	Michigan Finance Authority, 5.75%, 4/1/40	6,329,809
3,840,000	Michigan Public Educational Facilities Authority, David
	Ellis-West Project, 5.875%, 6/1/37	4,057,613
7,135,000(f)	Michigan Strategic Fund, Michigan Department
	Offices Lease, Series B, 7.75%, 3/1/40	7,856,491
4,000,000(f)	Michigan Strategic Fund, Series B, 6.625%, 11/1/41	4,653,840
5,615,000	Michigan Tobacco Settlement Finance Authority,
	Series A, 6.0%, 6/1/34	5,671,262
26,795,000	Michigan Tobacco Settlement Finance Authority,
	Series A, 6.0%, 6/1/48	26,928,975
1,250,000	Michigan Tobacco Settlement Finance Authority,
	Series A, 6.875%, 6/1/42	1,278,138
7,550,000	University of Michigan, 5.0%, 4/1/50	9,776,571
	Total Michigan	$ 73,351,740
	Minnesota — 2.9%
1,935,000	Bloomington Port Authority, Radisson Blu Mall of
	America LLC, 9.0%, 12/1/35	$ 1,936,393
4,210,000	City of Bethel, Partnership Academy Project, Series A,
	5.0%, 7/1/48	4,288,390
1,000,000	City of Bethel, Partnership Academy Project, Series A,
	5.0%, 7/1/53	1,015,340
2,600,000	City of Brooklyn Park, Prairie Seeds Academy Project,
	Series A, 5.0%, 3/1/34	2,671,292
2,000,000	City of Brooklyn Park, Prairie Seeds Academy Project,
	Series A, 5.0%, 3/1/39	2,036,800
3,515,000	City of Deephaven MN, 5.0%, 7/1/55	3,782,000
400,000	City of Deephaven, Eagle Ridge Academy Project,
	Series A, 5.25%, 7/1/37	432,296

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Fund | Annual Report | 8/31/20 25

Schedule of Investments | 8/31/20 (continued)

Principal
Amount
USD ($)		Value
	Minnesota — (continued)
1,500,000	City of Deephaven, Eagle Ridge Academy Project,
	Series A, 5.5%, 7/1/50	$ 1,614,120
2,000,000	City of Paul Minnesota, Housing & Redevelopment
	Authority, Great River School Project, Series A, 5.5%,
	7/1/52 (144A)	2,129,460
1,500,000	City of Rochester MN, 5.125%, 9/1/38	1,578,675
3,145,000	City of Rochester, Math & Science Academy Project,
	Series A, 5.25%, 9/1/43	3,305,898
6,080,000	City of Rochester, Math & Science Academy Project,
	Series A, 5.375%, 9/1/50	6,416,163
1,415,000	Housing & Redevelopment Authority of The City of
	St. Paul Minnesota, Higher Ground Academy Project,
	Series A, 5.125%, 12/1/38	1,475,732
1,300,000	Housing & Redevelopment Authority of The City of
	St. Paul Minnesota, St. Paul City School Project,
	Series A, 5.0%, 7/1/36	1,339,910
13,245,000(e)	State of Minnesota, 5.0%, 8/1/37	17,255,983
	Total Minnesota	$ 51,278,452
	Mississippi — 0.4%
2,950,000(f)	Mississippi Business Finance Corp., Chevron USA,
	Inc., Project, Series E, 0.03%, 12/1/30	$ 2,950,000
4,000,000(f)	Mississippi Business Finance Corp., Chevron USA,
	Inc., Project, Series F, 0.03%, 12/1/30	4,000,000
	Total Mississippi	$ 6,950,000
	Missouri — 0.5%
4,700,000	Community Memorial Hospital District, Missouri
	Hospital, 6.68%, 12/1/34	$ 4,708,883
400,000	Kansas City Industrial Development Authority,
	Series A, 4.25%, 4/1/26 (144A)	393,548
1,000,000	Kansas City Industrial Development Authority,
	Series A, 5.0%, 4/1/36 (144A)	986,120
2,300,000	Kansas City Industrial Development Authority,
	Series A, 5.0%, 4/1/46 (144A)	2,164,001
	Total Missouri	$ 8,252,552
	Nevada — 0.0%†
4,000,000(d)	City of Reno, Reno Transportation Rail Access,
	Series C, 7/1/58 (144A)	$ 531,240
	Total Nevada	$ 531,240
	New Jersey — 2.7%
975,000	New Jersey Economic Development Authority,
	4.7%, 9/1/28 (144A)	$ 978,100
565,000	New Jersey Economic Development Authority,
	5.375%, 9/1/33 (144A)	565,718
1,140,000	New Jersey Economic Development Authority,
	5.625%, 9/1/38 (144A)	1,151,879

The accompanying notes are an integral part of these financial statements.
26 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

Principal
Amount
USD ($)		Value
	New Jersey — (continued)
1,255,000	New Jersey Economic Development Authority,
	Charity Marion P. Thomas Charter School,
	5.25%, 10/1/38 (144A)	$ 1,295,637
7,205,000	New Jersey Economic Development Authority,
	Charity Marion P.
	Thomas Charter School, 5.375%, 10/1/50 (144A)	7,449,249
1,215,000	New Jersey Economic Development Authority,
	Charter Hatikvah International Academy,
	5.25%, 7/1/37 (144A)	1,287,220
2,500,000	New Jersey Economic Development Authority,
	Charter Hatikvah International Academy,
	5.375%, 7/1/47 (144A)	2,617,825
6,125,000	New Jersey Economic Development Authority,
	University Heights Charitable Schools Project,
	Series A, 5.75%, 9/1/50 (144A)	6,195,989
4,500,000	New Jersey Health Care Facilities Financing
	Authority, St. Peters University Hospital,
	6.25%, 7/1/35	4,644,360
18,605,000	Tobacco Settlement Financing Corp., Series B,
	5.0%, 6/1/46	21,070,162
	Total New Jersey	$ 47,256,139
	New Mexico — 0.8%
1,255,000	County of Otero, Mexico Jail Project, 9.0%, 4/1/23	$ 1,135,762
12,970,000(f)	County of Otero, Mexico Jail Project, 9.0%, 4/1/28	11,737,980
1,750,000	Lower Petroglyphs Public Improvement District,
	Refunding, 5.0%, 10/1/48	1,793,960
	Total New Mexico	$ 14,667,702
	New York — 8.6%
525,000	Buffalo & Erie County Industrial Land Development
	Corp., Medaille College Project, 5.0%, 10/1/28 (144A)	$ 563,687
4,150,000	Buffalo & Erie County Industrial Land Development
	Corp., Medaille College Project, 5.0%, 10/1/38 (144A)	4,436,557
8,755,000	Erie Country New York Tobacco Asset Securitization
	Corp., Asset-Backed, Series A, 5.0%, 6/1/45	8,756,488
10,000,000(g)	Erie County Industrial Development Agency,
	Galvstar LLC Project, Series A, 9.25%, 10/1/30	1,250,000
8,000,000(g)	Erie County Industrial Development Agency,
	Galvstar LLC Project, Series B, 9.25%, 10/1/30	1,890,000
1,795,000(g)	Erie County Industrial Development Agency,
	Galvstar LLC Project, Series C, 9.25%, 10/1/30	424,069
7,000,000	Metropolitan Transportation Authority,
	5.25%, 11/15/55	8,011,220
21,410,000	Nassau County Tobacco Settlement Corp.,
	Asset-Backed, Series A-3, 5.0%, 6/1/35	21,543,813
4,740,000	Nassau County Tobacco Settlement Corp.,
	Asset-Backed, Series A-3, 5.125%, 6/1/46	4,769,625
10,410,000	New York City Water & Sewer System, 5.0%, 6/15/50	13,247,141

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Fund | Annual Report | 8/31/20 27

Schedule of Investments | 8/31/20 (continued)

Principal
Amount
USD ($)		Value
	New York — (continued)
605,000	New York Counties Tobacco Trust IV, 5.0%, 6/1/42	$ 616,344
18,800,000	New York Counties Tobacco Trust IV, 6.25%,
	6/1/41 (144A)	20,264,520
13,120,000	New York Counties Tobacco Trust IV, Settlement
	Pass Through, Series A, 5.0%, 6/1/45	13,349,600
51,600,000(d)	New York Counties Tobacco Trust V, Capital
	Appreciation Pass Through, Sub Series S-4A, 6/1/60	2,040,780
3,210,000	Riverhead Industrial Development Agency,
	7.65%, 8/1/34	3,292,914
15,050,000	Suffolk Tobacco Asset Securitization Corp., Capital
	Appreciation, Series C, 6.625%, 6/1/44	15,708,438
9,030,000	Suffolk Tobacco Asset Securitization Corp.,
	Series B, 6.0%, 6/1/48	9,040,114
3,000,000	TSASC, Inc., 5.0%, 6/1/45	3,116,250
19,500,000	TSASC, Inc., 5.0%, 6/1/48	20,158,125
	Total New York	$ 152,479,685
	Ohio — 3.2%
43,500,000	Buckeye Tobacco Settlement Financing Authority,
	5.0%, 6/1/55	$ 47,795,625
715,000	Ohio Housing Finance Agency, Sanctuary
	Springboro Project, 5.125%, 1/1/32 (144A)	700,815
5,275,000	Ohio Housing Finance Agency, Sanctuary
	Springboro Project, 5.45%, 1/1/38 (144A)	5,257,012
2,900,000	Southeastern Ohio Port Authority, Refunding &
	Improvement Memorial Health System, 6.0%, 12/1/42	3,013,332
	Total Ohio	$ 56,766,784
	Pennsylvania — 4.2%
200,000	Chester County Industrial Development Authority,
	5.25%, 10/15/32	$ 204,474
1,000,000	Chester County Industrial Development Authority,
	Collegium Charter School, Series A, 5.125%, 10/15/37	1,074,350
2,435,000	Chester County Industrial Development Authority,
	Collegium Charter School, Series A, 5.25%, 10/15/47	2,609,857
8,425,000	Delaware County Industrial Development Authority,
	Chester Charter School Arts Project, Series A, 5.125%,
	6/1/46 (144A)	8,946,086
4,000,000	Hospitals & Higher Education Facilities Authority of
	Philadelphia, Temple University Health System,
	Series A, 5.625%, 7/1/42	4,169,480
8,445,000	Pennsylvania Economic Development Financing
	Authority, US Airways Group, Series B, 8.0%, 5/1/29	8,484,438
9,435,000	Philadelphia Authority for Industrial Development,
	5.5%, 6/1/49 (144A)	9,727,863
4,055,000	Philadelphia Authority for Industrial Development, 2800
	American Street Co. Project, Series A, 5.625%,
	7/1/48 (144A)	4,311,763

The accompanying notes are an integral part of these financial statements.
28 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

Principal
Amount
USD ($)		Value
	Pennsylvania — (continued)
2,200,000	Philadelphia Authority for Industrial Development,
	Greater Philadelphia Health Action, Inc. Project,
	Series A, 6.5%, 6/1/45	$ 2,269,300
2,940,000	Philadelphia Authority for Industrial Development,
	Greater Philadelphia Health Action, Inc. Project,
	Series A, 6.625%, 6/1/50	3,041,518
2,500,000	Philadelphia Authority for Industrial Development,
	Green Woods Charter School Project, Series A, 5.5%,
	6/15/32	2,576,775
5,200,000	Philadelphia Authority for Industrial Development,
	Green Woods Charter School Project, Series A, 5.75%,
	6/15/42	5,363,748
6,000,000	Philadelphia Authority for Industrial Development,
	Nueva Esperanze, Inc., 8.2%, 12/1/43	6,490,680
1,000,000	Philadelphia Authority for Industrial Development,
	Performing Arts Charter School Project, 6.5%,
	6/15/33 (144A)	1,002,390
3,000,000	Philadelphia Authority for Industrial Development,
	Performing Arts Charter School Project, 6.75%,
	6/15/43 (144A)	3,006,840
1,660,000	Philadelphia Authority for Industrial Development,
	Revenue International Education & Community
	Initiatives, 5.125%, 6/1/38 (144A)	1,748,461
3,500,000	Philadelphia Authority for Industrial Development,
	Revenue International Education & Community
	Initiatives, 5.25%, 6/1/48 (144A)	3,664,780
4,370,000	Philadelphia Authority for Industrial Development,
	Revenue International Education & Community
	Initiatives, 5.375%, 6/1/53 (144A)	4,608,165
1,570,000	Philadelphia Authority for Industrial Development,
	University of the Arts, 5.0%, 3/15/45 (144A)	1,598,370
	Total Pennsylvania	$ 74,899,338
	Puerto Rico — 2.9%
40,400,000(e)(g)	Commonwealth of Puerto Rico, Series A,
	8.0%, 7/1/35	$ 24,644,000
24,500,000	Puerto Rico Sales Tax Financing Corp. Sales Tax
	Revenue, 5.0%, 7/1/58	26,097,890
	Total Puerto Rico	$ 50,741,890
	Rhode Island — 0.4%
2,065,000(g)	Central Falls Detention Facility Corp.,
	7.25%, 7/15/35	$ 371,700
2,000,000(f)	Tender Option Bond Trust Receipts/Certificates,
	RIB, 0.0%, 9/1/47 (144A)	3,051,600
4,250,000	Tobacco Settlement Financing Corp., Series B,
	5.0%, 6/1/50	4,470,150
	Total Rhode Island	$ 7,893,450

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Fund | Annual Report | 8/31/20 29

Schedule of Investments | 8/31/20 (continued)

Principal
Amount
USD ($)		Value
	Tennessee — 0.0%†
5,000	Johnson City Health & Educational Facilities Board,
	Appalachian Christian Village, 5.0%, 2/15/43	$ 3,500
	Total Tennessee	$ 3,500
	Texas — 6.3%
640,000	Arlington Higher Education Finance Corp.,
	3.5%, 3/1/24 (144A)	$ 655,219
16,875,000	Arlington Higher Education Finance Corp.,
	5.45%, 3/1/49 (144A)	17,993,306
170,000	Arlington Higher Education Finance Corp., Universal
	Academy, Series A, 5.875%, 3/1/24	183,874
525,000	Arlington Higher Education Finance Corp., Universal
	Academy, Series A, 6.625%, 3/1/29	572,575
375,000	Arlington Higher Education Finance Corp., Universal
	Academy, Series A, 7.0%, 3/1/34	408,544
7,030,000	Arlington Higher Education Finance Corp., Universal
	Academy, Series A, 7.125%, 3/1/44	7,592,119
300,000	City of Celina, 5.375%, 9/1/28	309,000
575,000	City of Celina, 5.5%, 9/1/24	589,490
250,000	City of Celina, 5.5%, 9/1/32	257,500
650,000	City of Celina, 5.875%, 9/1/40	669,500
1,075,000	City of Celina, 6.0%, 9/1/30	1,107,680
2,700,000	City of Celina, 6.25%, 9/1/40	2,781,540
100,000	La Vernia Higher Education Finance Corp., 5.25%,
	8/15/35 (144A)	105,217
2,000,000	La Vernia Higher Education Finance Corp., Meridian
	World School, Series A, 5.5%, 8/15/45 (144A)	2,119,000
11,435,000(f)	Lower Neches Valley Authority Industrial Development
	Corp., Exxonmobil Corp., 0.03%, 11/1/38	11,435,000
1,700,000	Newark Higher Education Finance Corp., Austin
	Achieve Public Schools, Inc., 5.0%, 6/15/48	1,719,176
17,350,000(g)	Sanger Industrial Development Corp., Texas Pellets
	Project, Series B, 8.0%, 7/1/38	4,272,437
8,142,447	Tarrant County Cultural Education Facilities Finance
	Corp., 5.75%, 12/1/54	7,939,456
2,250,000(g)	Tarrant County Cultural Education Facilities Finance
	Corp., Mirador Project, Series A, 4.625%, 11/15/41	225
5,000,000(g)	Tarrant County Cultural Education Facilities Finance
	Corp., Mirador Project, Series A, 4.875%, 11/15/48	500
120,000(c)	Tarrant County Cultural Education Facilities Finance
	Corp., MRC Crestview Project, 8.0%, 11/15/34	121,913
6,850,000(c)	Tarrant County Cultural Education Facilities Finance
	Corp., MRC Crestview Project, 8.125%, 11/15/44	6,959,326
1,000,000(g)	Texas Midwest Public Facility Corp., Secure Treatment
	Facility Project, 9.0%, 10/1/30	659,000
450,000	Texas Private Activity Bond Surface Transportation
	Corp., 7.0%, 6/30/40	452,362
8,520,000	Texas Water Development Board, 5.0%, 8/1/29	11,603,218

The accompanying notes are an integral part of these financial statements.
30 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

Principal
Amount
USD ($)		Value
	Texas — (continued)
5,000,000	Texas Water Development Board, 5.0%, 10/15/43	$ 6,247,350
16,770,000	Texas Water Development Board, State Water
	Implementation Fund, Series B, 5.0%, 4/15/49	21,145,964
1,250,000	Village on the Park, New Hope Cultural Education
	Facilities Finance Corp., Cardinal Bay, Inc.,
	5.5%, 7/1/46	1,148,425
1,000,000	Village on the Park, New Hope Cultural Education
	Facilities Finance Corp., Cardinal Bay, Inc.,
	5.75%, 7/1/51	925,500
90,000	Village on the Park, New Hope Cultural Education
	Facilities Finance Corp., Cardinal Bay, Inc.,
	6.0%, 7/1/26	88,437
1,350,000	Village on the Park, New Hope Cultural Education
	Facilities Finance Corp., Cardinal Bay, Inc.,
	7.0%, 7/1/51	1,318,504
	Total Texas	$ 111,381,357
	Utah — 0.4%
255,000(h)	Utah Charter School Finance Authority, Summit
	Academy High School, Series A, 7.25%, 5/15/21	$ 267,605
1,985,000(c)	Utah Charter School Finance Authority, Summit
	Academy High School, Series A, 8.125%, 5/15/31	2,095,406
5,145,000(c)	Utah Charter School Finance Authority, Summit
	Academy High School, Series A, 8.5%, 5/15/41	5,444,696
	Total Utah	$ 7,807,707
	Virginia — 7.7%
3,000,000	Ballston Quarter Community Development Authority,
	Series A, 5.5%, 3/1/46	$ 2,609,760
2,100,000	Cherry Hill Community Development Authority,
	Potomac Shores Project, 5.4%, 3/1/45 (144A)	2,127,573
9,075,000(e)	County of Fairfax VA, 5.0%, 10/1/29 (ST AID
	WITHHLDG Insured)	12,447,814
6,485,000(e)	County of Loudoun VA, 5.0%, 12/1/30 (ST AID
	WITHHLDG Insured)	8,854,100
7,475,000(e)	County of Loudoun VA, 5.0%, 12/1/31 (ST AID
	WITHHLDG Insured)	10,148,882
815,000	Embrey Mill Community Development Authority,
	5.3%, 3/1/35 (144A)	831,650
4,655,000	Embrey Mill Community Development Authority,
	5.6%, 3/1/45 (144A)	4,790,833
44,310,000	Tobacco Settlement Financing Corp., Series B-1,
	5.0%, 6/1/47	44,531,550
4,605,000	Tobacco Settlement Financing Corp., Series B-2,
	5.2%, 6/1/46	4,760,419
19,475,000	Tobacco Settlement Financing Corp./VA,
	6.706%, 6/1/46	20,180,969
13,225,000	Virginia Small Business Financing Authority,
	5.0%, 1/1/40	13,600,590
925,000	Virginia Small Business Financing Authority,
	5.0%, 1/1/44	957,209

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Fund | Annual Report | 8/31/20 31

Schedule of Investments | 8/31/20 (continued)

Principal
Amount
USD ($)		Value
	Virginia — (continued)
10,000,000	Virginia Small Business Financing Authority,
	5.0%, 7/1/49	$ 10,343,800
	Total Virginia	$ 136,185,149
	Washington — 0.7%
5,000,000(e)	State of Washington, 5.0%, 2/1/38	$ 6,549,450
5,000,000(e)	State of Washington, 5.0%, 8/1/38	6,474,800
	Total Washington	$ 13,024,250
	Wisconsin — 3.0%
2,660,000	Public Finance Authority, 5.0%, 6/1/50 (144A)	$ 2,700,538
775,000	Public Finance Authority, Community School of
	Davidson Project, 5.0%, 10/1/33	828,901
5,905,000	Public Finance Authority, Community School of
	Davidson Project, 5.0%, 10/1/48	6,109,136
1,590,000	Public Finance Authority, Coral Academy Science
	Las Vegas, 5.625%, 7/1/44	1,755,773
9,310,000	Public Finance Authority, Gardner Webb University,
	5.0%, 7/1/31 (144A)	10,042,883
5,325,000	Public Finance Authority, Glenridge Palmer Ranch,
	Series A, 8.25%, 6/1/46 (144A)	5,623,733
5,057,500	Public Finance Authority, Las Ventanas Retirement
	Community, 7.0%, 10/1/42	5,134,273
400,000	Public Finance Authority, Lead Academy Project,
	Series A, 4.25%, 8/1/26 (144A)	403,612
2,000,000	Public Finance Authority, Lead Academy Project,
	Series A, 5.0%, 8/1/36 (144A)	2,078,500
2,500,000	Public Finance Authority, Lead Academy Project,
	Series A, 5.125%, 8/1/46 (144A)	2,568,200
500,000	Public Finance Authority, SearStone CCRC Project,
	Series A, 5.3%, 6/1/47	502,490
2,500,000	Public Finance Authority, SearStone CCRC Project,
	Series A, 5.375%, 6/1/52	2,514,950
8,615,000(d)(g)	Public Finance Authority, Springshire Pre Development
	Project, 12/1/20 (144A)	8,365,079
1,245,000(c)	Public Finance Authority, Voyager Foundation, Inc.,
	Project, Series A, 5.125%, 10/1/45	1,372,762
2,815,000(c)	Public Finance Authority, Voyager Foundation, Inc.,
	Project, Series A, 6.2%, 10/1/42	3,163,666
	Total Wisconsin	$ 53,164,496
	TOTAL MUNICIPAL BONDS
	(Cost $1,669,846,294)	$ 1,695,820,287
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 96.3%
	(Cost $1,678,021,100) (i)	$ 1,704,299,037
	OTHER ASSETS AND LIABILITIES — 3.7%	$ 65,021,482
	NET ASSETS — 100.0%	$ 1,769,320,519

The accompanying notes are an integral part of these financial statements.
32 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

AGM	Assured Guaranty Corp.
CNTY GTD	County Guaranteed.
RIB
Residual Interest Bond is purchased in a secondary market. The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate at August 31, 2020.

ST AID
WITHHLDG	State Aid Withholding.
ST APPROP	State Appropriations.
(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2020, the value of these securities amounted to $320,011,597, or 18.1% of net assets.

†	Amount rounds to less than 0.1%.
(a)	Securities are restricted as to resale.
		Acquisition
	Restricted Securities	Date	Cost	Value
	Enterprise Development Authority	6/6/2019	$5,269,015	$5,475,000
	United States Steel Corp.	4/6/2020	2,905,792	3,003,750
	Total Restricted Securities			$8,478,750
	% of Net Assets			0.5%

(b)	Consists of Revenue Bonds unless otherwise indicated.
(c)
Pre-refunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

(d)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(e)	Represents a General Obligation Bond.
(f)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at August 31, 2020.
(g)	Security is in default.
(h)	Escrow to maturity.
(i)	The concentration of investments by type of obligation/market sector is as follows:

	Revenue Bonds:
	Tobacco Revenue	25.5%
	Education Revenue	23.4%
	Development Revenue	14.7%
	General Obligation	14.4%
	Health Revenue	13.3%
	Water Revenue	4.2%
	Transportation Revenue	2.1%
	Facilities Revenue	1.3%
	Other Revenue	1.1%
	Pollution Control Revenue	0.0%†
		100.0%
	† Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Fund | Annual Report | 8/31/20 33

Schedule of Investments | 8/31/20 (continued)
Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2020, aggregated $1,511,932,468 and $1,211,033,763, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended August 31, 2020, the Fund engaged in sales of $5,062,500, which resulted in a net realized gain/(loss) of $(359,345). During the year ended August 31, 2020, the Fund did not engage in purchases pursuant to these procedures.
At August 31, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,687,454,545 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$82,484,480
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(65,639,988)
Net unrealized appreciation	$16,844,492

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of August 31, 2020, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Debtors in Possession Financing	$—	$8,478,750	$—	$8,478,750
Municipal Bonds	—	1,695,820,287	—	1,695,820,287
Total Investments in Securities	$—	$1,704,299,037	$—	$1,704,299,037

During the year ended August 31, 2020, there were no transfers between Levels 1, 2 and 3.
The accompanying notes are an integral part of these financial statements.
34 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

Statement of Assets and Liabilities | 8/31/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,678,021,100)	$1,704,299,037
Cash	38,510,295
Receivables —
Investment securities sold	280,000
Fund shares sold	10,484,055
Interest	23,157,946
Due from the Adviser	268,476
Other assets	1,210,657
Total assets	$1,778,210,466
LIABILITIES:
Payables —
Investment securities purchased	$3,095,127
Fund shares repurchased	4,253,803
Distributions	1,001,377
Trustees’ fees	16,867
Due to affiliates	164,711
Accrued expenses	358,062
Total liabilities	$8,889,947
NET ASSETS:
Paid-in capital	$1,854,282,621
Distributable earnings (loss)	(84,962,102)
Net assets	$1,769,320,519
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $631,922,311/87,363,946 shares)	$7.23
Class C (based on $190,278,924/26,280,336 shares)	$7.24
Class Y (based on $947,119,284/132,678,044 shares)	$7.14
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $7.23 net asset value per share/100%-4.50%
maximum sales charge)	$7.57

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Fund | Annual Report | 8/31/20 35

Statement of Operations
FOR THE YEAR ENDED 8/31/20

INVESTMENT INCOME:
Interest from unaffiliated issuers	$77,090,704
Total investment income		$77,090,704
EXPENSES:
Management fees	$8,047,024
Administrative expense	418,459
Transfer agent fees
Class A	113,974
Class C	72,815
Class Y	812,460
Distribution fees
Class A	1,544,241
Class C	1,962,890
Shareowner communications expense	33,414
Custodian fees	24,000
Registration fees	181,874
Professional fees	346,155
Printing expense	38,360
Pricing fees	7,840
Trustees’ fees	93,051
Insurance expense	15,853
Interest expense	26,931
Miscellaneous	115,211
Total expenses		$13,854,552
Less fees waived and expenses reimbursed by the Adviser		(796,904)
Net expenses		$13,057,648
Net investment income		$64,033,056
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$(59,320,919)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$(21,611,905)
Net realized and unrealized gain (loss) on investments		$(80,932,824)
Net decrease in net assets resulting from operations		$(16,899,768)

The accompanying notes are an integral part of these financial statements.
36 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	8/31/20	8/31/19
FROM OPERATIONS:
Net investment income (loss)	$64,033,056	$47,716,302
Net realized gain (loss) on investments	(59,320,919)	(12,225,940)
Change in net unrealized appreciation (depreciation)
on investments	(21,611,905)	53,070,334
Net increase (decrease) in net assets resulting
from operations	$(16,899,768)	$88,560,696
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.30 and $0.36 per share, respectively)	$(24,841,976)	$(18,724,370)
Class C ($0.24 and $0.30 per share, respectively)	(6,402,827)	(5,836,784)
Class Y ($0.31 and $0.37 per share, respectively)	(38,090,971)	(24,327,680)
Total distributions to shareowners	$(69,335,774)	$(48,888,834)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$1,095,332,906	$949,147,827
Reinvestment of distributions	56,598,939	38,986,797
Cost of shares repurchased	(804,346,001)	(258,632,356)
Net increase in net assets resulting from Fund
share transactions	$347,585,844	$729,502,268
Net increase in net assets	$261,350,302	$769,174,130
NET ASSETS:
Beginning of year	$1,507,970,217	$738,796,087
End of year	$1,769,320,519	$1,507,970,217

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Fund | Annual Report | 8/31/20 37

Statements of Changes in Net Assets
(continued)

	Year Ended	Year Ended	Year Ended	Year Ended
	8/31/20	8/31/20	8/31/19	8/31/19
	Shares	Amounts	Shares	Amount
Class A
Shares sold	42,422,453	$313,402,243	36,705,562	$270,650,777
Reinvestment of distributions	3,017,200	22,098,332	2,220,234	16,324,158
Less shares repurchased	(30,167,966)	(216,677,996)	(9,468,986)	(69,140,984)
Net increase	15,271,687	$118,822,579	29,456,810	$217,833,951
Class C
Shares sold	9,914,054	$73,707,281	10,768,411	$79,442,533
Reinvestment of distributions	739,548	5,415,934	647,485	4,758,598
Less shares repurchased	(7,534,554)	(54,546,485)	(6,550,358)	(48,218,972)
Net increase	3,119,048	$24,576,730	4,865,538	$35,982,159
Class Y
Shares sold	98,135,027	$708,223,382	82,646,665	$599,054,517
Reinvestment of distributions	4,018,802	29,084,673	2,459,607	17,904,041
Less shares repurchased	(75,051,914)	(533,121,520)	(19,523,426)	(141,272,400)
Net increase	27,101,915	$204,186,535	65,582,846	$475,686,158

The accompanying notes are an integral part of these financial statements.
38 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16*
Class A
Net asset value, beginning of period	$7.56	$7.36	$7.32	$7.59	$7.22
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.27	$0.35	$0.38	$0.35	$0.36
Net realized and unrealized gain (loss) on investments	(0.30)	0.21	0.02	(0.26)	0.41
Net increase (decrease) from investment operations	$(0.03)	$0.56	$0.40	$0.09	$0.77
Distributions to shareowners:
Net investment income	$(0.30)	$(0.36)	$(0.36)	$(0.36)	$(0.40)
Net increase (decrease) in net asset value	$(0.33)	$0.20	$0.04	$(0.27)	$0.37
Net asset value, end of period	$7.23	$7.56	$7.36	$7.32	$7.59
Total return (b)	(0.41)%	7.87%	5.60%	1.32%	10.90%
Ratio of net expenses to average net assets	0.82%	0.83%	0.86%	0.88%	0.87%
Ratio of net investment income (loss) to average net assets	3.71%	4.81%	5.16%	4.85%	4.86%
Portfolio turnover rate	73%	20%	22%	35%	20%
Net assets, end of period (in thousands)	$631,922	$545,014	$313,695	$267,618	$292,019
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.82%	0.85%	0.86%	0.88%	0.87%
Net investment income (loss) to average net assets	3.71%	4.79%	5.16%	4.85%	4.86%

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Fund | Annual Report | 8/31/20 39

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16*
Class C
Net asset value, beginning of period	$7.56	$7.36	$7.32	$7.59	$7.22
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.22	$0.35	$0.32	$0.30	$0.30
Net realized and unrealized gain (loss) on investments	(0.30)	0.15	0.02	(0.27)	0.41
Net increase (decrease) from investment operations	$(0.08)	$0.50	$0.34	$0.03	$0.71
Distributions to shareowners:
Net investment income	$(0.24)	$(0.30)	$(0.30)	$(0.30)	$(0.34)
Net increase (decrease) in net asset value	$(0.32)	$0.20	$0.04	$(0.27)	$0.37
Net asset value, end of period	$7.24	$7.56	$7.36	$7.32	$7.59
Total return (b)	(1.03)%	7.05%	4.81%	0.55%	10.07%
Ratio of net expenses to average net assets	1.59%	1.60%	1.63%	1.65%	1.63%
Ratio of net investment income (loss) to average net assets	2.95%	4.07%	4.42%	4.10%	4.10%
Portfolio turnover rate	73%	20%	22%	35%	20%
Net assets, end of period (in thousands)	$190,279	$175,156	$134,670	$143,846	$165,883
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.59%	1.61%	1.63%	1.65%	1.63%
Net investment income (loss) to average net assets	2.95%	4.06%	4.42%	4.10%	4.10%

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
The accompanying notes are an integral part of these financial statements.
40 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16*
Class Y
Net asset value, beginning of period	$7.46	$7.26	$7.22	$7.49	$7.12
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.29	$0.35	$0.38	$0.36	$0.37
Net realized and unrealized gain (loss) on investments	(0.30)	0.22	0.03	(0.26)	0.41
Net increase (decrease) from investment operations	$(0.01)	$0.57	$0.41	$0.10	$0.78
Distributions to shareowners:
Net investment income	$(0.31)	$(0.37)	$(0.37)	$(0.37)	$(0.41)
Net increase (decrease) in net asset value	$(0.32)	$0.20	$0.04	$(0.27)	$0.37
Net asset value, end of period	$7.14	$7.46	$7.26	$7.22	$7.49
Total return (b)	(0.08)%	8.18%	5.80%	1.45%	11.17%
Ratio of net expenses to average net assets	0.55%	0.55%	0.68%	0.72%	0.71%
Ratio of net investment income (loss) to average net assets	3.97%	4.99%	5.31%	4.99%	5.01%
Portfolio turnover rate	73%	20%	22%	35%	20%
Net assets, end of period (in thousands)	$947,119	$787,800	$290,431	$192,118	$192,198
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.64%	0.66%	0.68%	0.72%	0.71%
Net investment income (loss) to average net assets	3.88%	4.88%	5.31%	4.99%	5.01%

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Fund | Annual Report | 8/31/20 41

Notes to Financial Statements | 8/31/20
1. Organization and Significant Accounting Policies
Pioneer High Income Municipal Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of August 31, 2020. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently
42 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08 as of January 1, 2019. The implementation of ASU 2017-08 did not have a material impact on the Fund's financial statements.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.
When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Cash may include overnight time deposits at approved financial institutions.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to
Pioneer High Income Municipal Fund | Annual Report | 8/31/20 43

procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At August 31, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable,
44 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At August 31, 2020, the Fund was permitted to carry forward indefinitely $74,094,605 of short-term and $35,071,914 of long-term losses.
The tax character of distributions paid during the years ended August 31, 2020 and August 31, 2019, was as follows:

	2020	2019
Distributions paid from:
Tax-exempt income	$67,574,615	$47,080,425
Ordinary income	1,761,159	1,808,409
Total	$69,335,774	$48,888,834

The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2020:

2020
Distributable earnings/(loss):
Undistributed tax-exempt income	$8,361,302
Capital loss carryforward	(109,166,519)
Current year dividend payable	(1,001,377)
Net unrealized appreciation	16,844,492
Total	$(84,962,102)

The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments related to interest on defaulted bonds and the tax treatment of amortization.
D.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $230,154 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2020.
Pioneer High Income Municipal Fund | Annual Report | 8/31/20 45

E.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.
F.    Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects
46 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Fund invests significantly in a single state, including California, Illinois, New York and Indiana, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans
Pioneer High Income Municipal Fund | Annual Report | 8/31/20 47

and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
48 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate equal to 0.50% of the Fund’s average daily net assets up to $500 million, 0.475% of the next $500 million of the Fund’s average daily net assets and 0.45% of the Fund’s average daily net assets over $1 billion. For the year ended August 31, 2020, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.47% of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.83% and 0.55% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through January 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above.
Fees waived and expenses reimbursed, during the year ended August 31, 2020, are reflected on the Statement of Operations. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $117,264 in management fees, administrative costs and certain other reimbursements payable to the Adviser at August 31, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
Pioneer High Income Municipal Fund | Annual Report | 8/31/20 49

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2020, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$10,131
Class C	6,768
Class Y	16,515
Total	$33,414

4. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $47,447 in distribution fees payable to the Distributor at August 31, 2020.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2020, CDSCs in the amount of $229,162 were paid to the Distributor.
5. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available
50 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. At year end August 31, 2020, the Fund had no borrowings under the credit facility.
For the year ended August 31, 2020, the average daily amount of borrowings outstanding during the period was as follows:

Average daily	Weighted average		Total interest
amount of	annualized interest	Number of days	expense on
borrowings	rate for the period	outstanding	borrowings*
$ 22,591,667	2.12%	12	$26,931

* Interest expense is located on the Statement of Operations.
Pioneer High Income Municipal Fund | Annual Report | 8/31/20 51

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and the Shareholders of
Pioneer High Income Municipal Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer High Income Municipal Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust V (the “Trust”)), including the schedule of investments, as of August 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the period ended August 31, 2016 were audited by another independent registered public accounting firm whose report, dated October 24, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer High Income Municipal Fund (one of the funds constituting Pioneer Series Trust V) at August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
52 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
October 30, 2020
Pioneer High Income Municipal Fund | Annual Report | 8/31/20 53

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Pioneer Asset Management, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through March 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s
54 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
Pioneer High Income Municipal Fund | Annual Report | 8/31/20 55

Additional Information
The percentage of the Fund’s ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 100%.

56 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
Pioneer High Income Municipal Fund | Annual Report | 8/31/20 57

Independent Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Thomas J. Perna (69) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.
Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)

Director, Broadridge Financial Solutions, Inc. (investor communications and securities processing provider for financial services industry) (2009 – present); Director, Quadriserv, Inc. (2005 – 2013); and Commissioner, New Jersey State Civil Service Commission (2011 – 2015)

John E. Baumgardner, Jr. (69) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (63) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.
Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)
None

58 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Benjamin M. Friedman (76) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Lorraine H. Monchak (64) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.
Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability ManagementGroup, Federal Farm Funding Corporation (government- sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); and Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
None
Marguerite A. Piret (72) Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.
Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); and President and Chief Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret Company) (investment banking firm) (1981 – 2019)
Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)

Pioneer High Income Municipal Fund | Annual Report | 8/31/20 59

Independent Trustees (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Fred J. Ricciardi (73) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.
Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)
None

60 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

Interested Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lisa M. Jones (58)* Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal
Director, CEO and President of Amundi Pioneer Asset Management USA, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Pioneer Asset Management, Inc. (since September 2014); Director, CEO and President of Amundi Pioneer Distributor, Inc. (since September 2014); Director, CEO and President of Amundi Pioneer Institutional Asset Management, Inc. (since September 2014); Chair, Amundi Pioneer Asset Management USA, Inc., Amundi Pioneer Distributor, Inc. and Amundi Pioneer Institutional Asset Management, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); and Director of Amundi USA, Inc. (since 2017)
None
Kenneth J. Taubes (62)* Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal
Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi Pioneer Asset Management USA, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi Pioneer (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Pioneer Institutional Asset Management, Inc. (since 2009); Portfolio Manager of Amundi Pioneer (since 1999); and Director of Amundi USA, Inc. (since 2017)
None

*  Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
Pioneer High Income Municipal Fund | Annual Report | 8/31/20 61

Fund Officers

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Christopher J. Kelley (55) Secretary and Chief Legal Officer	Since 2006. Serves at the discretion of the Board
Vice President and Associate General Counsel of Amundi Pioneer since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; and Vice President and Senior Counsel of Amundi Pioneer from July 2002 to December 2007
None
Carol B. Hannigan (59) Assistant Secretary	Since 2010. Serves at the discretion of the Board
Fund Governance Director of Amundi Pioneer since December 2006 and Assistant Secretary of all the Pioneer Funds since June 2010; Manager – Fund Governance of Amundi Pioneer from December 2003 to November 2006; and Senior Paralegal of Amundi Pioneer from January 2000 to November 2003
None
Thomas Reyes (57) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi Pioneer since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; and Counsel of Amundi Pioneer from June 2007 to May 2013	None
Mark E. Bradley (60) Treasurer and Chief Financial and Accounting Officer	Since 2008. Serves at the discretion of the Board
Vice President – Fund Treasury of Amundi Pioneer; Treasurer of all of the Pioneer  Funds since March 2008; Deputy Treasurer of Amundi Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008
None
Luis I. Presutti (55) Assistant Treasurer	Since 2006. Serves at the discretion of the Board	Director – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
Gary Sullivan (62) Assistant Treasurer	Since 2006. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None

62 Pioneer High Income Municipal Fund | Annual Report | 8/31/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Antonio Furtado (38) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
John Malone (48) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board
Managing Director, Chief Compliance Officer of Amundi Pioneer Asset Management; Amundi Pioneer Institutional Asset Management, Inc.; and the Pioneer Funds since September 2018; and Chief Compliance Officer of Amundi Pioneer Distributor, Inc. since January 2014.
None
Kelly O’Donnell (49) Anti-Money Laundering Officer	Since 2006. Serves at the discretion of the Board	Vice President – Amundi Pioneer Asset Management; and Anti-Money Laundering Officer of all the Pioneer Funds since 2006	None

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How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 21203-13-1020

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $104,880 payable to Ernst & Young LLP for the year ended August 31, 2020 and $99,000 for the year ended August 31, 2019

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2020 or 2019.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $25,149 payable to Ernst & Young LLP for the year ended August 31, 2020 and $26,171 for the year ended August 31, 2019

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2020 or 2019.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.  For the years ended August 31, 2020 and 2019, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $25,149 payable to Ernst & Young LLP for the year ended August 31, 2020 and $26,171 for the year ended August 31, 2019.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust V

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 9, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 9, 2020

* Print the name and title of each signing officer under his or her signature.